As filed with the Securities and Exchange Commission on January 28, 2025

Securities Act File No. 333-124430

Investment Company Act File No. 811-21761

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 49	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 50	☒

KEELEY FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

141 West Jackson Blvd. Suite 2150, Chicago, Illinois 60604

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 312-786-5000

Copies to:

Kevin M. Keeley	Michael R. Rosella, Esq.
Keeley-Teton Advisors, LLC	Paul Hastings LLP
141 West Jackson Blvd. Suite 2150	200 Park Avenue
Chicago, Illinois 60604	New York, New York 10166

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b);or
☐	on ________ pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1);or
☐	on ________ pursuant to paragraph (a)(1);or
☐	75 days after filing pursuant to paragraph (a)(2);or
☐	on ________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Disciplined Discovery of Value ®

Prospectus

January 28, 2025

KEELEY Small Cap Dividend Value Fund Class (A) Shares: KSDVX Class (I) Shares: KSDIX

KEELEY Small-Mid Cap Value Fund Class (A) Shares: KSMVX Class (I) Shares: KSMIX

KEELEY Mid Cap Dividend Value Fund Class (A) Shares: KMDVX Class (I) Shares: KMDIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

www.KeeleyFunds.com

KEELEY Small Cap Dividend Value Fund

Class (A) Shares: KSDVX

Class (I) Shares: KSDIX

INVESTMENT OBJECTIVE

The KEELEY Small Cap Dividend Value Fund (the “Fund”) seeks capital appreciation and current income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, in the section “How Shares Are Priced” on page 28 of the Fund’s Prospectus and in the section “Purchases and Redemption of Shares” on page 22 of the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	Class A (KSDVX)	Class I (KSDIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	Class A (KSDVX)	Class I (KSDIX)
Management Fees	0.99%	0.99%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	1.50%	1.25%
Fee Waiver and/or Expense Reimbursement(a)	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.29%	1.04%

(a)	The Fund’s investment adviser, Keeley-Teton Advisors, LLC (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.29% for Class A Shares and 1.04% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. Any reimbursements or fee waivers made by the Adviser to the Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its expense cap agreement. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The Adviser will only be entitled to recoup such amounts for a period of three years following any such waiver or reimbursement. The waiver is in effect through February 28, 2026, and the Adviser cannot discontinue the agreement prior to its expiration.

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This Example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
KEELEY Small Cap Dividend Value Fund
Class A	$575	$883	$1,213	$2,143
Class I	$106	$376	$666	$1,493

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objective by investing in equity securities of companies with a small market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “small cap” companies, which the Adviser currently defines as securities within the range of the Russell 2000® Value Index (the “Index”) at the time of investment. The market cap range of the Index changes daily, and as a result, the capitalization of small cap companies in which the Fund invests will also change. As of December 31, 2024, the market capitalization range of the Index was approximately $8.2 million to $13.2 billion.

“Dividend-paying” common stocks have one or more of the following characteristics: (i) attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow; (ii) that pay a small dividend, but could grow their dividend over the next few years; and (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Fund seeks to invest in securities of small-cap, undervalued companies that meet certain criteria identified by the Adviser from time to time. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends). The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Each stock is judged on its potential for above-average capital appreciation.

The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long-term, income can contribute significantly to total return. Dividends also can help reduce the Fund’s volatility during periods of market turbulence and can help offset losses when stock prices are falling. The Adviser reasonably expects that a company will pay a dividend or return cash to shareholders in other ways based upon the company’s operating history, its growth and profitability opportunities, and its history of sales, profits and dividend payments.

The Fund intends to pay the dividends it receives at least annually. It is the Adviser’s intention for the Fund typically to hold securities for more than two years. However, the Adviser may sell securities when a more attractive opportunity emerges, when a company becomes over-weighed in the portfolio, or when operating difficulties or other circumstances make selling desirable.

As long as an investment continues to meet the Fund’s criteria set forth above, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2000® Value Index range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Financial Services Risk. The Fund may invest from time to time in securities issued by financial services companies. Financial services companies can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity and intense competition, including price competition. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change; unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector. Financial services companies are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable. In the past, financial services companies in general experienced considerable financial distress, which led to the implementation of government programs designed to ease that distress.

Equity Risk. The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Small Capitalization Company Risk. Investing in securities of small-cap companies presents more risks than investing in securities of more established or large-cap companies. Small-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid.

Dividend-Paying Stock Risk. The companies held by the Fund may reduce or stop paying dividends, which may affect the Fund’s ability to generate income. The Adviser’s approach in selecting dividend-paying securities may go out of favor with investors. This may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend-paying stocks.

“Value Style” Investing Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings. Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. “Value style” investing may fall out of favor with investors and underperform other investment styles. Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Market Sector Concentration Risk. In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Financial Services Risk. Financial services companies can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity and intense competition, including price competition. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change; unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector. Financial services companies are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable. In the past, financial services companies in general experienced considerable financial distress, which led to the implementation of government programs designed to ease that distress.

Industrials Risk. Industrials companies are engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Industrials companies may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Management Risk. If a portfolio manager is incorrect in the assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

Geopolitical Risk. Occurrence of global events, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

Infectious Illness Risk. A widespread outbreak of an infectious illness may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart below shows how the Fund’s total return has varied from year to year. The table compares the Fund’s performance with that of the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe and includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged index that measures the performance of the smallest 2,000 companies by market capitalization of the Russell 3000® Index. While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-800-422-3554.

KSDVX* - Year-by-year total return as of 12/31 each year (%)

*	The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q4 2020	32.28%	Q1 2020	(35.77)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/24 FOR THE KEELEY SMALL CAP DIVIDEND VALUE FUND(1)	1 Year	5 Years	10 Years
Return before taxes
Class A	10.32%	8.10%	6.73%
Class I	15.74%	9.37%	7.48%
Return after taxes on distributions(2)(3)
Class A	7.63%	5.98%	4.99%
Return after taxes on distributions and sale of fund shares(2)(3)
Class A	7.94%	6.11%	5.06%
Russell 2000® Value Index (reflects no deduction for fees, expenses and taxes)(4)	8.05%	7.29%	7.14%

(1)	This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.
(3)	After tax returns as of December 31, 2024, may be higher or lower than the performance shown above due to the ultimate tax characterization of REITs held in the Fund’s portfolio.
(4)	The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe and includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged index that measures the performance of the smallest 2,000 companies by market capitalization of the Russell 3000® Index.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley-Teton Advisors, LLC, 141 West Jackson Blvd., Suite 2150, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — The Adviser has established an Investment Research Advisory Committee (the “Committee”) to be comprised of select individuals from the Adviser. The Committee is ultimately responsible for the day-to-day management of the Fund’s portfolio and work with the team leaders in developing and executing the Fund’s investment program. The members of the Committee are as follows: Thomas Browne, Jr., Brian Leonard, Michael Maloney, Brian Keeley, Hendi Susanto, Wayne Plewniak, Mark N. Odegard, Nicholas Galluccio, James Dinsmore, William F. Fiedler, Macrae Sykes, Brian Sponheimer, Joseph Gabelli, Sarah Donnelly, Ashish Sinha, Marc Gabelli, Edward S. Borland and Robert M. Goldsborough.

Certain members of the Committee are portfolio managers, as described herein, and the remainder operate as analysts in support of the portfolio management team. Team members collaborate to oversee the assets of the Fund utilizing the resources of the broad organization. While certain portfolio managers and analysts have a sector and geographic focus, each is a generalist, charged with generating ideas for any portfolio and any industry. Once an investment idea is generated, it faces the scrutiny of the research team, and must qualify under the Adviser’s strict investment criteria before it may be implemented for the Fund. This team approach reinforces the Adviser’s discipline, as each team member participates in the analysis and evaluation of every analyst’s ideas. Team members collaborate to manage the assets of the Fund. The composition of the Committee and any respective team may change from time to time.

The Small Cap Dividend Value Fund is overseen by members of the Global Value and Restructuring Team which consists of several lead portfolio managers and the firm’s global analysts.

Thomas E. Browne, Jr. is the Lead Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Brian P. Leonard is a Portfolio Manager for the Fund and assists Mr. Browne in the day-to-day management of the Fund.

Messrs. Browne and Leonard have managed the Fund since its inception. The Portfolio Managers are assisted by Nicholas F. Galluccio, Scott R. Butler, Hendi Susanto, Macrae Sykes and Brian Sponheimer. The SAI provides additional information about the compensation paid to Messrs. Browne and Leonard, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 19.

KEELEY Small-Mid Cap Value Fund

Class (A) Shares: KSMVX

Class (I) Shares: KSMIX

INVESTMENT OBJECTIVE

The KEELEY Small-Mid Cap Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may also incur usual and customary brokerage commissions and other charges when buying and selling shares that are not reflected in the fee table and expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, in the section “How Shares Are Priced” on page 28 of the Fund’s Prospectus and in the section “Purchases and Redemption of Shares” on page 22 of the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	Class A (KSMVX)	Class I (KSMIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	Class A (KSMVX)	Class I (KSMIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.55%	0.55%
Acquired Fund Fees and Expenses(a)	0.12%	0.12%
Total Annual Fund Operating Expenses	1.92%	1.67%
Fee Waiver and/or Expense Reimbursement(b)	(0.41)%	(0.41)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.51%	1.26%

(a)	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.
(b)	The Adviser has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. Any reimbursements or fee waivers made by the Adviser to the Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its expense cap agreement. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The Adviser will only be entitled to recoup such amounts for a period of three years following any such waiver or reimbursement. The waiver is in effect through February 28, 2026, and the Adviser cannot discontinue the agreement prior to its expiration.

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This Example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
KEELEY Small-Mid Cap Value Fund
Class A	$597	$988	$1,404	$2,561
Class I	$128	$486	$869	$1,942

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objective by investing in equity securities of companies with small or mid-sized market capitalizations. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “small cap” or “mid cap” companies, which the Adviser currently defines as securities within the range of the Russell 2500® Value Index (the “Index”) at the time of investment. The market cap range of the Index changes daily, and as a result, the capitalization of small and mid-cap companies in which the Fund invests will also change. As of December 31, 2024, the market capitalization range of the Index was approximately $8.2 million to $32.9 billion.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends), particularly those undergoing major changes (for example, corporate restructuring), including:

●	corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);

●	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

●	savings and loan and insurance conversions from mutual to stock companies; and

●	event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation (for example, overall industry change or restructuring, the presence of undervalued assets, or corporate or management change).

As part of this process, the Adviser conducts extensive research into, and analyses of, each candidate company’s business fundamentals, seeking undervalued companies that meet certain criteria identified by the Adviser from time to time. Each stock is judged on its potential for above-average capital appreciation. The Adviser does not take into account current dividend or interest income when choosing securities for the Fund. The Adviser continuously monitors each holding in the Fund’s portfolio and adjusts its view on the intrinsic value of such securities, as necessary, to reflect changes in a company’s fundamentals.

It is the Adviser’s intention for the Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results. The Adviser usually sells a stock when the market price meets or exceeds the Adviser’s estimate of the stock’s intrinsic value. However, the Adviser may sell securities for a number of reasons, including when a more attractive opportunity emerges, when a company’s fundamentals deteriorate and impair the long-term quality of the company’s business, when a company becomes over-weighted in the portfolio, when operating difficulties or other circumstances make selling desirable, or when the Adviser’s investment thesis otherwise no longer holds for the security.

As long as an investment continues to meet the Fund’s criteria set forth above, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2500® Value Index range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a small or a mid-size market capitalization, the Fund will not invest in companies other than those with a small or a mid-size market capitalization until the 80% threshold is restored.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk. The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Small and Mid-Capitalization Company Risk. Investing in securities of small- and mid-cap companies presents more risks than investing in securities of more established or large-cap companies. Smaller companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. Small- and mid-cap companies may have a shorter history of operations or less diversified product lines — making them more susceptible to market pressures. During some periods, stocks of small and mid-sized companies, as an asset class, have underperformed the stocks of larger companies.

“Value Style” Investing Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings. Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. “Value style” investing may fall out of favor with investors and underperform other investment styles. Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Market Sector Concentration Risk. In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Financial Services Risk. Financial services companies can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity and intense competition, including price competition. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change; unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector. Financial services companies are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable. In the past, financial services companies in general experienced considerable financial distress, which led to the implementation of government programs designed to ease that distress.

Industrials Risk. Industrials companies are engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Industrials companies may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Management Risk. If a portfolio manager is incorrect in the assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

Geopolitical Risk. Occurrence of global events, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

Infectious Illness Risk. A widespread outbreak of an infectious illness may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart below shows how the Fund’s total return has varied from year to year. The table compares the Fund’s performance with that of the Russell 2500® Value Index, an unmanaged index that measures the performance of the small to mid-cap value segment of the U.S. equity universe and includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500® Index is an unmanaged index that measures the performance of the 2,500 smallest companies by market capitalization of the Russell 3000® Index. While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-800-422-3554.

KSMVX* - Year-by-year total return as of 12/31 each year (%)

*	The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q4 2020	29.65%	Q1 2020	(40.56)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/24 FOR THE KEELEY SMALL-MID CAP VALUE FUND(1)	1 Year	5 Years	10 Years
Return before taxes
Class A	8.95%	7.43%	6.95%
Class I	14.33%	8.71%	7.71%
Return after taxes on distributions(2)
Class A	5.80%	4.19%	4.06%
Return after taxes on distributions and sale of fund shares(2)
Class A	7.56%	5.36%	4.95%
Russell 2500® Value Index (reflects no deduction for fees, expenses and taxes)(3)	10.98%	8.44%	7.81%

(1)	This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.
(3)	The Russell 2500™ Value Index is an unmanaged index that measures the performance of the small to mid-cap value segment of the U.S. equity universe and includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500® Index is an unmanaged index that measures the performance of the 2,500 smallest companies by market capitalization of the Russell 3000® Index.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley-Teton Advisors, LLC, 141 West Jackson Blvd., Suite 2150, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — The Adviser has established an Investment Research Advisory Committee (the “Committee”) to be comprised of select individuals from the Adviser. The Committee is ultimately responsible for the day-to-day management of the Fund’s portfolio and work with the team leaders in developing and executing the Fund’s investment program. The members of the Committee are as follows: Thomas Browne, Jr., Brian Leonard, Michael Maloney, Brian Keeley, Hendi Susanto, Wayne Plewniak, Mark N. Odegard, Nicholas Galluccio, James Dinsmore, William F. Fiedler, Macrae Sykes, Brian Sponheimer, Joseph Gabelli, Sarah Donnelly, Ashish Sinha, Marc Gabelli, Edward S. Borland and Robert M. Goldsborough.

Certain members of the Committee are portfolio managers, as described herein, and the remainder operate as analysts in support of the portfolio management team. Team members collaborate to oversee the assets of the Fund utilizing the resources of the broad organization. While certain portfolio managers and analysts have a sector and geographic focus, each is a generalist, charged with generating ideas for any portfolio and any industry. Once an investment idea is generated, it faces the scrutiny of the research team, and must qualify under the Adviser’s strict investment criteria before it may be implemented for the Fund. This team approach reinforces the Adviser’s discipline, as each team member participates in the analysis and evaluation of every analyst’s ideas. Team members collaborate to manage the assets of the Fund. The composition of the Committee and any respective team may change from time to time.

The Small-Mid Cap Value Fund is overseen by members of the Global Value and Restructuring Team which consists of several lead portfolio managers and the firm’s global analysts.

Nicholas F. Galluccio, Scott R. Butler, Hendi Susanto, Macrae Sykes, Brian Sponheimer, Thomas E. Browne, Jr. and Brian P. Leonard are Portfolio Managers for the Fund and responsible for its day-to-day management. Mr. Galluccio and Mr. Butler have managed the Fund since 2019.

Messrs Browne and Leonard have managed the Fund since 2020. Messrs. Susanto, Sykes and Sponheimer have managed the Fund since 2022. The SAI provides additional information about the compensation paid to Messrs. Galluccio, Butler, Susanto, Sykes, Sponheimer, Browne and Leonard, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 19.

KEELEY Mid Cap Dividend Value Fund

Class (A) Shares: KMDVX

Class (I) Shares: KMDIX

INVESTMENT OBJECTIVE

The KEELEY Mid Cap Dividend Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may also incur usual and customary brokerage commissions and other charges when buying and selling shares that are not reflected in the fee table and expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, in the section “How Shares Are Priced” on page 28 of the Fund’s Prospectus and in the section “Purchases and Redemption of Shares” on page 22 of the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	Class A (KMDVX)	Class I (KMDIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	Class A (KMDVX)	Class I (KMDIX)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	1.41%	1.16%
Fee Waiver and/or Expense Reimbursement(a)	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a)	1.20%	0.95%

(a)	The Adviser has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.20% for Class A Shares and 0.95% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. Any reimbursements or fee waivers made by the Adviser to the Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its expense cap agreement. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The Adviser will only be entitled to recoup such amounts for a period of three years following any such waiver or reimbursement. The waiver is in effect through February 28, 2026, and the Adviser cannot discontinue the agreement prior to its expiration.

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This Example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
KEELEY Mid Cap Dividend Value Fund
Class A	$567	$856	$1,167	$2,047
Class I	$97	$348	$618	$1,390

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objective by investing in equity securities of companies with a mid-size market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “mid cap” companies, which the Adviser currently defines as securities within the range of the Russell Midcap® Value Index (the “Index”) at the time of investment. The market cap range of the Index changes daily, and as a result, the capitalization of mid-cap companies in which the Fund invests will also change. As of December 31, 2024, the market capitalization range of the Index was approximately $355 million to $71.1 billion.

“Dividend-paying” common stocks have one or more of the following characteristics: (i) attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow; (ii) that pay a small dividend, but could grow their dividend over the next few years; and (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Fund seeks to invest in securities of mid-cap, undervalued companies that meet certain criteria identified by the Adviser from time to time. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends). The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Each stock is judged on its potential for above-average capital appreciation.

The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long-term, income can contribute significantly to total return. Dividends also can help reduce the Fund’s volatility during periods of market turbulence and can help offset losses when stock prices are falling. The Adviser reasonably expects that a company will pay a dividend or return cash to shareholders in other ways based upon the company’s operating history, its growth and profitability opportunities, and its history of sales, profits and dividend payments.

The Fund intends to pay the dividends it receives at least annually. It is the Adviser’s intention for the Fund typically to hold securities for more than two years. However, the Adviser may sell securities when a more attractive opportunity emerges, when a company becomes over-weighed in the portfolio, or when operating difficulties or other circumstances make selling desirable.

As long as an investment continues to meet the Fund’s other investment criteria set forth above, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell Midcap® Value Index range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a mid-size market capitalization, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk. The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Mid-Capitalization Company Risk. Investing in mid-cap securities presents more risk than investing in more established or large-cap company securities. Mid-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid.

“Value Style” Investing Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings. Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. “Value style” investing may fall out of favor with investors and underperform other investment styles. Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Dividend-Paying Stock Risk. The companies held by the Fund may reduce or stop paying dividends, which may affect the Fund’s ability to generate income. The Adviser’s approach in selecting dividend-paying securities may go out of favor with investors. This may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend-paying stocks.

Market Sector Concentration Risk. In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Financial Services Risk. Financial services companies can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity and intense competition, including price competition. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change; unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector. Financial services companies are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable. In the past, financial services companies in general experienced considerable financial distress, which led to the implementation of government programs designed to ease that distress.

Industrials Risk. Industrials companies are engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Industrials companies may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Management Risk. If a portfolio manager is incorrect in the assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

Geopolitical Risk. Occurrence of global events, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

Infectious Illness Risk. A widespread outbreak of an infectious illness may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart below shows how the Fund’s total return has varied from year to year. The table compares the Fund’s performance with that of the Russell Midcap® Value Index, an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe and includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies by market capitalization of the Russell 1000® Index. While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-800-422-3554.

KMDVX* - Year-by-year total return as of 12/31 each year (%)

*	The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q4 2020	21.39%	Q1 2020	(34.10)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/24 FOR THE KEELEY MID CAP DIVIDEND VALUE FUND(1)	1 Year	5 Years	10 Years
Return before taxes
Class A	9.70%	7.35%	7.88%
Class I	15.17%	8.63%	8.66%
Return after taxes on distributions(2)(3)
Class A	7.78%	6.40%	7.08%
Return after taxes on distributions and sale of fund shares(2)(3)
Class A	7.11%	5.68%	6.25%
Russell Midcap® Value Index (reflects no deduction for fees, expenses and taxes)(4)	13.07%	8.59%	8.10%

(1)	This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.
(3)	After tax returns as of December 31, 2024, may be higher or lower than the performance shown above due to the ultimate tax characterization of REITs held in the Fund’s portfolio.
(4)	The Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe and includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies by market capitalization of the Russell 1000® Index.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley-Teton Advisors, LLC, 141 West Jackson Blvd., Suite 2150, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — The Adviser has established an Investment Research Advisory Committee (the “Committee”) to be comprised of select individuals from the Adviser. The Committee is ultimately responsible for the day-to-day management of the Fund’s portfolio and work with the team leaders in developing and executing the Fund’s investment program. The members of the Committee are as follows: Thomas Browne, Jr., Brian Leonard, Michael Maloney, Brian Keeley, Hendi Susanto, Wayne Plewniak, Mark N. Odegard, Nicholas Galluccio, James Dinsmore, William F. Fiedler, Macrae Sykes, Brian Sponheimer, Joseph Gabelli, Sarah Donnelly, Ashish Sinha, Marc Gabelli, Edward S. Borland and Robert M. Goldsborough.

Certain members of the Committee are portfolio managers, as described herein, and the remainder operate as analysts in support of the portfolio management team. Team members collaborate to oversee the assets of the Fund utilizing the resources of the broad organization. While certain portfolio managers and analysts have a sector and geographic focus, each is a generalist, charged with generating ideas for any portfolio and any industry. Once an investment idea is generated, it faces the scrutiny of the research team, and must qualify under the Adviser’s strict investment criteria before it may be implemented for the Fund. This team approach reinforces the Adviser’s discipline, as each team member participates in the analysis and evaluation of every analyst’s ideas. Team members collaborate to manage the assets of the Fund. The composition of the Committee and any respective team may change from time to time.

The Mid Cap Dividend Value Fund is overseen by members of the Global Value and Restructuring Team which consists of several lead portfolio managers and the firm’s global analysts.

Thomas E. Browne, Jr. is the Lead Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Brian P. Leonard is a Portfolio Manager for the Fund and assists Mr. Browne in the day-to-day management of the Fund. Messrs. Browne and Leonard have managed the Fund since its inception. The Portfolio Managers are assisted by Nicholas F. Galluccio, Scott R. Butler, Hendi Susanto, Macrae Sykes and Brian Sponheimer. The SAI provides additional information about the compensation paid to Messrs. Browne and Leonard, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 19.

PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

You can buy or sell Fund shares directly from G.distributors, LLC, the Funds’ distributor (the “Distributor”), or from selected broker/dealers, financial institutions and other service providers. Please contact the Distributor at 1-800-422-3554 if you need additional assistance when completing your application. There is neither a minimum holding requirement nor a minimum amount requested to redeem your shares.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem shares of the Fund by written request via mail (The Keeley Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Keeley Funds, 801 Pennsylvania Avenue, Suite 219204, Kansas City, MO, 64105-1307), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase or redeem shares of a Fund by telephone, if you have an existing account with banking instructions on file by calling the Distributor at 800-GABELLI. (800-422-3554).

The minimum initial investment for the investor class of shares, termed the “Class A” Shares, of the Funds is $2,500, and the minimum for additional investments in Class A Shares of the Funds is $50. These amounts are subject to change at any time. The Distributor may waive these minimums to establish certain Class A Share accounts. The minimum initial investment for the institutional investor class of shares, termed the “Class I” Shares, of the Funds is $1 million, and the minimum for additional investments in Class I Shares of the Funds is $10,000. These amounts are subject to change at any time. The Distributor may waive these minimums to establish certain Class I Share accounts.

TAX INFORMATION

The Funds’ distributions, if any, generally are taxable to you as ordinary income, capital gain or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their Distributor and/or Adviser may pay the intermediary for services provided to the Funds and their shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Read the Funds’ Prospectus and SAI, ask your salesperson or visit your financial intermediary’s website for more information.

ABOUT THE FUNDS

INVESTMENT OBJECTIVES

The KEELEY Small Cap Dividend Value Fund (“Small Cap Dividend Value Fund”), the KEELEY Small-Mid Cap Value Fund (“Small-Mid Cap Value Fund”), and the KEELEY Mid Cap Dividend Value Fund (“Mid Cap Dividend Value Fund”, and together with the Small-Mid Cap Value Fund and Small Cap Dividend Value Fund, the “Funds”) each seek capital appreciation.

The investment objectives for Small-Mid Cap Value Fund, Small Cap Dividend Value Fund, and Mid Cap Dividend Value Fund are not fundamental and may be changed by the Board of Directors without a vote of the shareholders.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

Small Cap Dividend Value Fund

The Small Cap Dividend Value Fund intends to pursue its investment objective by investing in companies with a small market capitalization, which the Adviser currently defines as securities within the range of the Russell 2000® Value Index at the time of investment, and that currently pay or are reasonably expected to pay dividends to shareholders. The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” (as defined below) common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of companies with a small market capitalization. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2000® Value Index capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a small market capitalization, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund intends to pursue its investment objective by investing in companies with a small or mid-size market capitalization, which the Adviser currently defines as securities within the range of the Russell 2500® Value Index at the time of investment. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of companies of small or mid-size market capitalization. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2500® Value Index capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies of small or mid-size market capitalization, the Fund will not invest in companies other than those with a small or mid-size market capitalization until the 80% threshold is restored.

Mid Cap Dividend Value Fund

The Mid Cap Dividend Value Fund intends to pursue its investment objective by investing in companies with a mid-size market capitalization, which the Adviser defines as securities within the range of the Russell Midcap® Value Index at the time of investment, and that currently pay or are reasonably expected to pay dividends to shareholders. The Adviser looks for stocks with sustainable, expected growth in earnings and dividends and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” (as defined below) common stocks and other equity type securities (including preferred stock) of mid-size market capitalization. As long as an investment continues to meet the Fund’s other investment criteria set forth below, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell Midcap® Value

Index capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a mid-size market capitalization, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

Investment Principles and Strategies

For Small-Mid Cap Value Fund, the Adviser focuses its attention on particular kinds of undervalued stocks and attempts to concentrate on identifying companies going through major changes (for example, corporate restructuring), including:

●	corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);

●	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

●	savings and loan and insurance conversions; and

●	event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation.

It is the Adviser’s intention for a Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results. However, the Adviser may sell securities when a more attractive opportunity emerges, when a company becomes over-weighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

The research sources that the Adviser utilizes include company documents, subscription research services, select broker/dealers and direct company contact. Each stock is judged on its potential for above-average capital appreciation, using an approach that emphasizes:

●	equities with positive cash flow;

●	desirable EBITDA (earnings before interest, taxes, depreciation and amortization);

●	motivated management; and

●	little attention from Wall Street.

For Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund, the Adviser seeks to invest in undervalued small-cap or mid-cap companies, respectively, that have one or more of the following characteristics (“dividend-paying”):

●	attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow;

●	that pay a small dividend, but could grow their dividend over the next few years; and

●	that pay no dividend but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

With the exception of Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund, current dividend or interest income is not a factor when choosing securities for the Funds. For Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund, the Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long-term, income can contribute significantly to total return. Dividends also can help reduce a Fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling. The Adviser reasonably expects that a company will pay a dividend or return cash to shareholders in other ways based upon the company’s operating history, its growth and profitability opportunities, and its history of sales, profits and dividend payments. Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund intend to pay the dividends they receive at least annually.

Each Fund’s investment strategies and policies are not fundamental and may be changed without shareholder approval. For more about the Funds’ investment strategies and policies, please see the Funds’ SAI.

The Funds may be suitable for the more aggressive section of an investor’s portfolio. The Funds are designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in any of the Funds should not be considered a complete investment program.

Temporary Defensive Positions

During adverse economic, market or other conditions, a Fund may take a temporary defensive position, and invest without limit in securities, including cash and cash equivalents, that would not ordinarily be consistent with the Fund’s investment objective. By taking a temporary defensive position, a Fund may not achieve its investment objective.

ReFlow Liquidity Program

The Funds may participate from time to time in a program offered by ReFlow Fund, LLC (“ReFlow”). Pursuant to the program and subject to certain conditions, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by purchasing fund shares at net asset value in an amount up to the value of the net shares redeemed. Following purchases of fund shares, ReFlow then redeems those shares when a fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a fund’s or ReFlow’s discretion. While ReFlow holds a fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder.

In the event a Fund uses the ReFlow program, such Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of a Fund’s shares purchased by ReFlow. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to a Fund’s investment objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. When ReFlow redeems all or part of a position in a Fund, such Fund may pay all or a portion of such redemption in kind. Each Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow.

MAIN RISKS

Risks applicable to each Fund

●	Loss of money is a risk of investing in the Funds.

●	Equity Risk. The Funds are subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

●	“Value Style” Investment Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings. Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. “Value style” investing may fall out of favor with investors and underperform other investment styles. Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of each Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Funds may invest, which may cause the value of the Funds’ investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.

●	Small and Mid-Capitalization Company Risk. Investing in securities of small- and mid-cap companies presents more risks than investing in securities of more established or large-cap companies. Smaller companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. Small- and mid-cap companies may have a shorter history of operations or less diversified product lines, making them more susceptible to market pressures. During some periods, stocks of small and mid-sized companies, as an asset class, have underperformed the stocks of larger companies.

●	Market Sector Concentration Risk. In pursuing its respective investment strategy, each Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Funds invest, may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition that may affect the profitability or viability of companies in an industry. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

●	Financial Services Risk. The Funds may from time to time invest in securities issued by financial services companies, which means the Funds could be exposed to the risks associated with the financial services industry, such as the following:

●	Financial services companies can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity and intense competition, including price competition. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change; unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector. Financial services companies are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable. In the past, financial services companies in general experienced considerable financial distress, which led to the implementation of government programs designed to ease that distress. Different areas of the overall financial services sector tend to be highly correlated and particularly vulnerable to certain factors.

●	Federal or state law and regulations require banks, bank holding companies, broker dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations.

●	Industrials Risk. The Funds invest a portion of its assets in securities issued by companies in the industrials sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. The Funds will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

●	Management Risk. If the portfolio manager is incorrect in the assessment of the growth prospects of the securities a Fund holds, then the value of that Fund’s shares may decline. In addition, a portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

●	Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in each of the Fund’s portfolios may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of each Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

●	Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, Russia’s military invasion of Ukraine, which began in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. In addition, the conflict between Israel and Hamas and the involvement of the United States and other countries could present material uncertainty and risk with respect to the Fund and the performance of the Fund’s investments or operations. These events, as well as other recent geopolitical events, such as rising tensions between the Chinese government and Taiwan and the United Kingdom’s departure from the European Union (commonly referred to as “Brexit”), and related changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

●	Infectious Illness Risk. A widespread outbreak of an infectious illness may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund.

Additional risk applicable only to the Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund

●	Dividend-Paying Stock Risk. The companies that the Funds hold may reduce or stop paying dividends, which may affect each Fund’s ability to generate income. The Adviser’s approach in selecting dividend-paying securities may go out of favor with investors. This may cause the Funds to underperform relative to other mutual funds that do not emphasize dividend-paying stocks.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI and on the Funds’ website at www.keeleyfunds.com.

MANAGEMENT

Investment Adviser — The investment adviser for the Funds is Keeley-Teton Advisors, LLC, 141 West Jackson Blvd., Suite 2150, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Funds’ investment program, following policies set by the Funds’ Board of Directors. The Adviser monitors individual client guidelines, regulatory requirements, cash movements and progress regarding purchases and sales of securities. The Adviser’s risk management, trading, legal, accounting, compliance and client service functions participate in the investment implementation process. As of September 30, 2024, the Adviser had approximately $1.4 billion in assets under management.

Advisory Services and Fees

Small Cap Dividend Value Fund and Small-Mid Cap Value Fund — Under each Fund’s investment advisory agreement, both the Class A Shares and the Class I Shares of the Fund pay the Adviser a monthly fee at an annual rate of 1.00% of the first $350 million of average daily net assets, 0.90% of the next $350 million of average daily net assets and 0.80% of average daily net assets over $700 million. The advisory fee rates for the fiscal year ended September 30, 2024, for each of Small Cap Dividend Value Fund and Small Mid Cap Value Fund were 0.996% and 1.00% of their average daily net assets, respectively.

Mid Cap Dividend Value Fund — Under the Fund’s investment advisory agreement, the Class A Shares and the Class I Shares of the Fund pay the Adviser a monthly fee at an annual rate of 0.90% of the first $700 million of average daily net assets and 0.80% of average daily net assets over $700 million. The Fund’s advisory fee rate for the fiscal year ended September 30, 2024, for Mid Cap Dividend Value Fund was 0.90% of its average daily net assets.

Fee Waivers and Expense Reimbursements

Small-Mid Cap Value Fund — The Adviser has agreed to waive its management fee or reimburse each Fund for expenses until February 28, 2026, so that the total operating expenses, on an annual basis, of each Fund do not exceed 1.39% of the average daily net assets for Class A Shares and 1.14% of the average daily net assets for Class I Shares.

Small Cap Dividend Value Fund — The Adviser has agreed to waive its management fee or reimburse the Fund for expenses until February 28, 2026, so that the total operating expenses, on an annual basis, of the Fund do not exceed 1.29% of the average daily net assets for Class A Shares and 1.04% of the average daily net assets for Class I Shares.

Mid Cap Dividend Value Fund — The Adviser has agreed to waive its management fee or reimburse the Fund for expenses until February 28, 2026, so that the total operating expenses, on an annual basis, of the Fund do not exceed 1.20% of the average daily net assets for Class A Shares and 0.95% of the average daily net assets for Class I Shares.

For each Fund, these limitations exclude expenses related to taxes, interest charges, dividend expenses incurred on securities that a Fund sells short, litigation expenses, other extraordinary expenses, any costs that a Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of a Fund’s portfolio securities. After February 28, 2026, the Adviser may continue to voluntarily waive a portion of its management fee or reimburse either the Class A Shares or the Class I Shares of a Fund for expenses, but it will not be obligated to do so.

Any waiver or reimbursement is subject to later adjustment during the term of each Fund’s investment advisory agreement to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps. The Adviser, however, will only be entitled to recoup such amounts for a period of three years following the fiscal year in which such amount was waived or reimbursed. Fee waivers and expense reimbursements have the effect of lowering the overall expense ratio for a Fund and increasing its overall return to investors.

Portfolio Managers

The Adviser has established an Investment Research Advisory Committee (each a “Committee”) to be comprised of select individuals from the Adviser. The Committee is ultimately responsible for the day-to-day management of the Funds’ portfolios and work with the team leaders in developing and executing each Fund’s investment program. The members of the Committee are as follows: Thomas Browne, Jr., Brian Leonard, Michael Maloney, Brian Keeley, Hendi Susanto, Wayne Plewniak, Mark N. Odegard, Nicholas Galluccio, James Dinsmore, William F. Fiedler, Macrae Sykes, Brian Sponheimer, Joseph Gabelli, Sarah Donnelly, Ashish Sinha, Marc Gabelli, Edward S. Borland and Robert M. Goldsborough.

Certain members of the Committee are portfolio managers, as described herein, and the remainder operate as analysts in support of the portfolio management team. Team members collaborate to oversee the assets of the Funds utilizing the resources of the broad organization. While certain portfolio managers and analysts have a sector and geographic focus, each is a generalist, charged with generating ideas for any portfolio and any industry. Once an investment idea is generated, it faces the scrutiny of the research team, and must qualify under the Adviser’s strict investment criteria before it may be implemented for a Fund.

This team approach reinforces the Adviser’s discipline, as each team member participates in the analysis and evaluation of every analyst’s ideas. Team members collaborate to manage the assets of the Funds. The composition of the Committee and any respective team may change from time to time.

Small-Mid Cap Value Fund — The Small-Mid Cap Value Fund is overseen by members of the Global Value and Restructuring Team which consists of several lead portfolio managers and the firm’s global analysts.

Nicholas F. Galluccio, Scott R. Butler, Hendi Susanto, Macrae Sykes, Brian Sponheimer, Thomas E. Browne, Jr. and Brian P. Leonard are Portfolio Managers of Small-Mid Cap Value Fund. The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Mr. Galluccio and Mr. Butler have managed the Fund since 2019, Messrs. Browne and Leonard since 2020, and Messrs. Susanto, Sykes and Sponheimer since 2022.

Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund — The Small Cap Dividend Value Fund and the Mid Cap Dividend Value Fund are overseen by members of the Global Value and Restructuring Team which consists of several lead portfolio managers and the firm’s global analysts.

Thomas E. Browne, Jr. is the Lead Portfolio Manager for each Fund and is primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. Browne is a Chartered Financial Analyst and has been Portfolio Manager for Small Cap Dividend Value Fund since its inception in December 2009 and for Mid Cap Dividend Value Fund since its inception in October 2011.

Brian P. Leonard is a Portfolio Manager for the Funds and assists Mr. Browne in day-to-day management of the Funds. Mr. Leonard has been a Portfolio Manager for each Fund since its inception. The Portfolio Managers are assisted by Nicholas F. Galluccio, Scott R. Butler, Hendi Susanto, Macrae Sykes and Brian Sponheimer.

The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Other Service Providers

Administrator and Accountant — Gabelli Funds, LLC (“Gabelli Funds”), an affiliate of the Adviser, performs accounting and administrative services for the Funds, including handling required tax returns and various filings, monitoring the Funds’ expenses and compliance issues and other generally administrative matters.

Sub-Administrator — Gabelli Funds has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc., (the “Sub-Administrator”). Under the Sub-Administration Agreement, the Sub-Administrator generally provides all administrative services that may be required for the ongoing operation of the Funds in a manner consistent with the requirements of the Investment Company Act of 1940. The Sub-Administrator’s fee is paid by Gabelli Funds and will result in no additional expenses to the Funds.

Distributor — G.distributors, LLC, an affiliate of the Adviser, member of FINRA, is the Distributor of the Funds.

Shareholder Servicing Agent — Keeley-Teton Advisors, LLC is the shareholder servicing agent of the Funds.

Custodian — State Street Bank and Trust Company provides for the safekeeping of the Funds’ assets.

Transfer Agent — SS&C Global Investor & Distribution Solutions, Inc. (the “Transfer Agent”) maintains shareholder records, disburses dividends and other distributions, and performs other related services on behalf of the Funds.

YOUR INVESTMENT

How Shares are Priced

The public offering price of each of the Funds’ shares is the net asset value (“NAV”) (the value of one share in a Fund), plus a sales charge based on the amount of your purchase.

Net asset value — NAV is calculated by dividing a Fund’s total assets, minus any liabilities, by the number of shares outstanding. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time) every day the NYSE is open. The NAV is calculated daily and the price at which a purchase or redemption is effected is based on the next calculation of the NAV after the order is placed.

The method for determining the value of a Fund’s assets is as follows:

●	A security listed on an exchange or quoted on a national market system is valued at the last sale price or, if it was not traded during the day, at the most recent bid price. Securities traded only on over-the-counter markets are valued at the last sale price on days when the security is traded; otherwise, they are valued at closing over-the-counter bid prices.

●	If a security is traded on more than one exchange, it is valued at the last sale price on the exchange where it is principally traded.

●	Debt securities (other than short-term obligations) in normal institutional-size trading units are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices.

●	Short-term obligations (debt securities purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value.

●	Foreign securities that do not trade on a U.S. securities exchange in the United States or in the over-the-counter market are valued at the last quoted sale price as of the close of the regular trading hours of the principal exchange or the OTC market on which the security is traded on the day the valuation is made. Securities that were not traded on the valuation date will be valued at the last reported bid price.

●	Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

Fair Valued Securities — Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliability priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading or foreign or other exchanges are closed, but before trading on the NYSE is closed. Securities for which market quotations are not readily available and securities for which the Funds have reason to believe the market quote should not be relied upon are valued in accordance with procedures (adopted pursuant to Rule 2a-5) approved by the Funds’ Board of Directors. To the extent that a Fund’s securities are traded on U.S. exchanges, that Fund does not expect that there would be many times when a fair value determination would be required. Although market price is usually the best indicator of value, if there is very little trading in a security, the Funds may determine that the reported market price is not an accurate reflection of the security’s value and should not be relied upon. Other times when a Fund would make a fair value determination would be when trading in a security held by the Fund is halted and not resumed prior to the end of the market close, or if exchanges were required to close before the anticipated end of the trading day. In such cases, such Fund’s value for a security may be different from most recent quoted market values, which could affect

NAV and result in a purchaser paying a higher or lower price to purchase Fund shares, and a redeeming shareholder receiving less or more than such shareholder would have received, if market quotations had been available and had been used to establish value.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

Sales charge — The chart below shows how the sales charge varies with the amount of your purchase for Class A Shares of each Fund. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

	Sales Charge as a Percentage of		Dealer Reallowance
Single Transaction Amount	Offering Price	Net Amount Invested	as a Percentage of Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 - less than $100,000	4.00%	4.17%	3.50%
$100,000 - less than $250,000	3.00%	3.09%	2.50%
$250,000 - less than $500,000	2.50%	2.56%	2.00%
$500,000 and over	1.00%	1.01%	0.50%

Various individuals and organizations who meet a Fund’s requirements may buy Class A Shares at NAV — that is, without the sales charge. Generally, these include institutional investors such as banks and insurance companies, investment advisers and their clients, and certain tax-exempt entities. For more information, please see the Funds’ SAI. Please confirm with the Distributor whether you qualify to purchase Class A Shares at NAV. All Class I Shares are available at NAV. You may be eligible to buy Class I Shares. Please see “Buying Shares” under “How to Buy, Sell and Exchange Shares” and refer to the SAI for further details.

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus or SAI. Sales charge waivers on Class A Shares available at Morgan Stanley Wealth Management: (1) employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pensions plans and defined benefit plans; employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans); (2) Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules; (3) shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund; (4) shares purchased through a Morgan Stanley self-directed brokerage account; and (5) shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (a) the repurchase occurs within 90 days following the redemption, (b) the redemption and purchase occur in the same account, and (c) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

The Funds provide free of charge, through their website at www.keeleyfunds.com, and in a clear and prominent format, information regarding who is eligible for reduced sales loads or waivers of the sales load, and what information must be provided to qualify. The site includes a hyperlink to that information.

See also “Right of Accumulation” and “Letter of Intent” under the section titled “Shareholder Privileges” below.

Distribution Plan (12b-1)

Keeley Funds, Inc. (the “Company”) has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for each Fund’s Class A Shares, which allows each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under this Plan, the fee is 0.25% per year of a Fund’s average net assets (calculated on a daily basis). Because these fees are paid out of assets of each Fund’s Class A Shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor or the Adviser may make cash payments, which are referred to as revenue share payments, to dealer firms as incentives to sell a Fund’s shares, to promote retention of their dealer firms’ customers’ assets in the Funds and to reimburse dealer firms for distribution and other expenses. These payments are in addition to any sales load and 12b-1 fees that the dealer firms may receive from each of the Class A Shares of the Funds or the Distributor. Revenue share payments would come from the Distributor or Adviser’s own resources and not from the Funds, will not change the price of a Fund’s shares and will not reduce the amount of proceeds which a Fund receives from the sale of shares. The amount of such payments could be significant to a dealer firm. The Distributor or the Adviser will determine, in their own judgment, whether to make revenue share payments to any dealer firm.

Shareholder Servicing Plan

The Company has retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Company pays the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. Because these fees are paid out of assets of each Fund’s shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY, SELL AND EXCHANGE SHARES

Buying Shares

In addition to the fact the Class I Shares do not have a sales load, Class A Shares and Class I Shares of the Funds have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Please see the SAI for further details.

You can buy a Fund’s shares directly from the Distributor, or from selected broker/dealers, financial institutions and other service providers. Some of these other parties may be authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. If you invest through a third party, policies and fees may differ from those described here. If you are investing through a third party, you should read any program materials it may provide to you before you invest through it.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. An investment in the Funds may cause adverse tax consequences for shareholders residing outside the United States.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are a non-individual (such as a corporation, partnership or trust), you must supply your legal name, the address of principal place of business, office or other physical location, taxpayer identification number, and documents that evidence existence of the entity, including the identity of the beneficial owners of the entity. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Distributor at 1-800-422-3554 if you need additional assistance when completing your Application.

In response to Federal Trade Commission regulations related to the prevention of identity theft, the Funds adopted a “Red Flags” policy to monitor and take action with respect to patterns, practices, or specific activities that indicate the possible existence of identity theft. The Funds conduct their operations in a manner that is consistent with industry practice in that regard. The Transfer Agent implements the Red Flags policy by monitoring for red flags in the opening of Fund accounts and activity with respect to existing accounts.

If a reasonable belief of the identity of a customer cannot be established, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. Each Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

The minimum initial investment for the Class A Shares of the Funds is $2,500, and the minimum for additional investments in each Fund is $50 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class A Share accounts.

Class I Shares are sold at NAV per share without a sales charge directly to institutional investors. They may include banks, insurance companies, pension or profit sharing trusts, investment companies and other investors at the discretion of the Distributor. Also, Class I Shares are available to investors other than institutional investors who invest amounts equal to or exceeding the minimum amount of investment for Class I Shares. The minimum initial investment for Class I Shares of the Funds is $1 million, and the minimum for additional investments is $10,000 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class I Share accounts and may waive the minimum amount for additional investments in certain Class I Share accounts.

Your order will be processed at the next calculated appropriate price after a Fund receives your order in proper form. Each Fund may enter into arrangements with third parties, including broker-dealers, financial institutions and other service providers to process purchase and redemption orders on behalf of the Fund on an expedited basis. In those cases, when the third party receives the purchase or redemption order, it will be treated as though the Fund had received the order for purposes of pricing. Payment should be made in U.S. dollars drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to the “KEELEY Small Cap Dividend Value Fund,” “KEELEY Small-Mid Cap Value Fund,” or “KEELEY Mid Cap Dividend Value Fund.” The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. We are unable to accept postdated checks or any conditional order or payment.

If your payment is returned for any reason, you will be charged a $25 fee as well as for any loss incurred by the Funds.

While the Funds do not issue stock certificates for shares purchased, you will receive a statement confirming your purchase.

Your account may be transferred to your state of residence if no activity occurs within your account during the statutory “inactivity period” specified in your state’s abandoned property laws.

EACH FUND RESERVES THE RIGHT TO REJECT ANY PURCHASE ORDER IF THE FUND BELIEVES THAT IT IS IN THE FUND’S BEST INTEREST TO DO SO.

By wire transfer

Opening an account

If you are making an initial investment in a Fund, before you wire funds, please contact the Distributor at 1-800-422-3554 to make arrangements with a telephone service representative to submit your completed Application via mail, overnight delivery, or facsimile. Upon receipt of your completed Application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Distributor at 1-800-422-3554. You may then contact your bank to initiate the wire using the instructions you were given.

●	Have your bank wire the amount you want to invest to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

ABA #: 011000028

Account #: 99046187

Re: KEELEY [Fund name here]

[Shareholder Account Name and Account Number]

Wired funds must be received prior to 4:00 p.m. EST to be eligible for same day pricing. Neither the Funds nor State Street Bank and Trust Company is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

You may also open an account with the Funds and shares of the Funds may be purchased, redeemed or exchanged by Internet, via the Funds’ website, www.keeleyfunds.com.

Adding to your account

For the Class A Shares of the Funds, you can add to your account anytime in investments of $50 or more. For the Class I Shares of the Funds, you can add to your account anytime in investments of $10,000 or more. In certain instances, these minimums may be waived at the discretion of the Distributor. If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. Prior to sending your wire, please call the Distributor at 1-800-422-3554 to advise them of your intention to wire funds to your account. This will ensure prompt and accurate credit.

By Electronic Funds Transfer on an Established Account (Automated Clearing House (ACH))

If you call 1-800-422-3554 prior to 4:00 p.m. Eastern time to place your order, shares will be purchased at that day’s NAV per share, plus applicable sales charges.

How to Add Telephone Subsequent Purchase via ACH to a New Account

Your account will automatically be given this option if you included a voided check or savings deposit slip with your application, unless you decline by checking the box on the application form.

How to Add Telephone Options to an Established Account

Mail in a voided check or savings deposit slip and a letter of instruction. Your request may require that the letter of instruction include a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. This option is effective 15 calendar days after your request is received. (Note: To use this option, your bank must be a member of the ACH.)

By phone

Investors may purchase additional shares of the Funds by calling 1-800-422-3554. If your account has been open for at least 15 days, telephone orders in the amount of $50 or more for Class A Shares and $10,000 or more for Class I Shares will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the applicable price on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Important Information Regarding Telephone Purchases

By using the telephone to purchase or exchange shares, you agree to hold the Funds, the Distributor, and their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with this option. If your account has more than one owner, the Funds may rely on the instructions of any one account owner. If you are unable to reach the Funds by telephone you should send your instructions for purchase or exchange by regular or express mail. Purchase or exchange orders will not be canceled or modified once received in good order after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Unless telephone purchase is declined on the application, as a shareholder you are eligible to use the telephone purchase option if you submit a voided check or savings deposit slip with which to establish bank instructions on your account. If you do not want your account set up for this option, you must make an election to “opt out.” You can do this by calling the Distributor at 1-800-422-3554, or by marking the appropriate box on your Purchase Application form.

By mail

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices.

Opening an account

●	Write a check for the amount you want to invest, payable to KEELEY [Fund name here].

●	Mail your payment with a completed purchase application (included with this prospectus) to:

For overnight delivery, use this address:
KEELEY Funds	KEELEY Funds
P.O. Box 219204	801 Pennsylvania Avenue, Suite 219204
Kansas City, MO 64121-9204	Kansas City, MO 64105-1307

Selling Shares

You can redeem your shares in any of the Funds at any time by mail or telephone for shares you hold directly at the Funds.

Shareholders who have an IRA or other retirement plan account must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

If your account is with the Distributor or a selected broker/dealer, you must give your request to that firm. The broker/dealer is responsible for placing your request and may charge you a fee.

Otherwise, you may sell your shares:

By mail

Send the Transfer Agent a written redemption request in proper order, including:

●	the name of the Fund and share class;

●	your account name and number;

●	the number of shares or dollar amount to be redeemed;

●	the signature of each registered owner, exactly as the shares are registered with signature(s) guaranteed, if applicable; and

●	documentation required from corporations, executors, administrators, trustees, guardians, agents and attorneys-in-fact.

Mail to:	For overnight delivery, use this address:
KEELEY Funds	KEELEY Funds
P.O. Box 219204	801 Pennsylvania Avenue, Suite 219204
Kansas City, MO 64121-9204	Kansas City, MO 64105-1307

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of redemption requests is based on when the order is received at the Transfer Agent’s offices.

Signature guarantees — If you request a direct redemption whereby you want the proceeds payable or sent to any person, address, or bank not on the account, or the request comes within 15 calendar days of an address change, we require signature guarantees from either a Medallion program member or a non-Medallion program member. Signature guarantees are also required when changing account ownership. Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require or waive a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. These guarantees may seem inconvenient, but they are intended to protect you against fraud. A notary public is not acceptable. The guarantor pledges your signature is genuine and, unlike a notary public, is financially responsible if it is not.

Eligible guarantors include qualified:

●	Banks, credit unions and savings associations

●	Broker/dealers

●	National securities exchanges

●	Registered securities associations

●	Clearing agencies

By phone

To redeem shares by phone, call the Distributor at 1-800-422-3554. The Funds follow procedures to confirm that telephone instructions are genuine and send payment only to the address of record or the designated bank account. The Funds are not liable for following telephone instructions reasonably believed to be genuine. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

If you do not want telephone transaction privileges, check the box on the purchase application. You may not redeem shares from an IRA or other retirement account by phone.

Payment — When you sell your shares, the amount of money you receive is based on the NAV next calculated after your request is received. This amount may be more or less than what you paid for the shares.

When you sell your shares of any Fund, it is a taxable event for federal tax purposes. You may realize a capital gain or loss (deductibility of losses may be limited). You may want to check with your tax adviser.

The Funds will send payment for shares redeemed within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by the Transfer Agent. You may request to have a check sent to your address of record, have proceeds wired to your bank account of record, or send funds via electronic funds transfer through the ACH network to a pre-designated account. The Transfer Agent charges a $15 wire fee. There is no charge when proceeds are sent via the ACH system but credit may not be available for 2-3 days.

The Funds will not send redemption proceeds until checks or ACH transactions for the purchase of the shares have cleared — up to 15 calendar days.

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. A Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. Each Fund further reserves the right to redeem “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances as deemed to be appropriate by the Adviser, including under stressed market conditions. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in kind is a taxable event on which you may incur a gain or loss (deductibility of capital losses may be limited). The Funds have in place a line of credit that may also be used to meet redemption requests during regular or stressed market conditions.

Redemption In Kind — A Fund may pay your redemption proceeds wholly or partially in portfolio securities. Specifically, a Fund may pay your redemption proceeds in portfolio securities if you redeem more than $250,000 over the preceding three months, and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of a Fund. In such an instance, a Fund would communicate to you its intention to meet your redemption request in portfolio securities. Securities received in kind will remain subject to the risk of market fluctuations until sold; however, a Fund would distribute to you from its portfolio of investments only securities that the Adviser determines are readily marketable. The specific security or securities to be distributed will be selected at the discretion of the Board of Directors or its designee(s), subject to any applicable laws or regulations, and could be individual securities, a representative basket of securities or a pro rata slice of a Fund’s portfolio. Any additional remainder in value owed to you between such securities and Fund shares that you submitted for redemption would be paid to you in cash. Payments would be made in portfolio securities only in instances where the Board of Directors (or its delegate) believes that it would be in the Fund’s best interest not to pay the redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize a capital gain or capital loss (subject to possible limitations of deductibility) on your shares redeemed. Additionally, you may incur brokerage costs in converting any of the securities received to cash. The foregoing considerations apply in both normal and stressed market considerations. Redemptions in kind by ReFlow are subject to the procedures described in the section titled “Principal Investment Strategies and Policies — ReFlow Liquidity Program.”

We may suspend redemptions if the NYSE closes or for other emergencies. Please see the Funds’ SAI for details.

Small accounts — If (i) the value of your account for investments in Class A Shares falls below $250, or (ii) the value of your account for investments in Class I Shares falls below $500,000, we reserve the right to redeem your shares and send you the proceeds. Currently, however, each Fund’s practice is to maintain small accounts instead of closing them out. In the event that there is a change in this policy, you will receive advance notice.

Exchanging Shares

You may exchange some or all of your Fund shares between identically registered accounts of the Funds or other funds managed by the Adviser’s affiliates. To obtain a list of the funds whose shares you may acquire through an exchange or for more information about how to process an exchange, call 800-422-3554 or contact your broker. You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser’s affiliates. Exchanges may be processed through the Distributor (if you hold your shares directly through the Distributor), through the Transfer Agent, a registered broker-dealer, or other financial intermediary by telephone, by mail, or over the Internet. The minimum exchange amount for exchanges between the Funds is $250. For exchange purposes, you may exchange shares of any fund managed by the Adviser or its affiliates for shares of another such fund; however, you may only exchange between share classes if you meet the investment minimum for the share class into which you are exchanging.

There is a maximum of four exchanges over 12 months. The exchange must be between identically registered accounts. The Funds consider two exchanges between any of the Funds for more than $250,000 within a five-business day period to be market timing. The Adviser monitors exchanges in amounts of $250,000 or more within a five-business day period and advises the Distributor on any action that should be taken on the account. See “Frequent Purchases and Redemptions of Fund Shares.”

A Fund’s shares will be redeemed at the next determined NAV after your request is received.

You also can move your exchanged shares, plus any other fund shares purchased with reinvested dividends, back into a fund with no sales charge (as long as your investment remained continuously in the funds between withdrawal and reinvestment).

Exchanges can be requested by mail or telephone (unless you refuse telephone transaction privileges on your purchase application). There is a $5 fee for telephone exchanges. The Funds follow procedures to confirm that telephone instructions are genuine. We are not liable for following telephone instructions reasonably believed to be genuine.

An exchange is a taxable event for federal tax purposes. You may realize a capital gain or loss. Deductibility of capital losses may be limited. Be sure to check with your tax adviser before making an exchange.

The Company reserves the right to change or eliminate the exchange privilege. If the Company changes that privilege, you will receive advance notice.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Directors has adopted policies and procedures to discourage frequent trading in the Funds’ shares (often called market timing). The Funds believe that their sales charge (at a maximum of 4.50%) coupled with a maximum of four exchanges per year makes it difficult for a purchaser to utilize the Funds for market timing. Although the Funds do not believe that they are subject to the risks of market timing (such as utilizing pricing differentials), frequent trading disrupts the investment strategies of the Funds because it requires the Funds to maintain excess cash or to liquidate investments before they otherwise would do so, which also tends to increase portfolio turnover and brokerage costs and can adversely affect tax efficiency. The Funds’ procedures provide that the Funds will not enter into any agreements or “understandings” with anyone that specifically permit frequent trading. The Funds will attempt to identify purchasers who engage in frequent trading and if and when identified, will bar such purchasers from making additional purchases of Fund shares.

Although the Funds make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account (although there can be no assurance that the Funds would do so). The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon the systems’ capabilities, applicable contractual restrictions, and cooperation of those intermediaries. The Funds consider any purchase and redemption of more than $250,000 in any five day business period by the same account holder (in the case of omnibus accounts, the ultimate beneficiary of a sub-account) to fall within its definition of market timing; however, the Funds reserve the right to restrict purchasers, on a case by case basis, who trade less than that amount or make purchases and sales separated by more than five business days.

There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

DISTRIBUTIONS AND TAXES

Distributions

The Small-Mid Cap Value Fund expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually. The Small Cap Dividend Value Fund and the Mid Cap Dividend Value Fund expect to declare and distribute all of their net investment income, if any, to shareholders as dividends quarterly. Each Fund will distribute net realized capital gains, if any, to shareholders at least once a year. Your dividends and capital gains will be invested in additional shares (of the same class, as applicable) unless you write or call the Distributor or Transfer Agent to request otherwise. Any change should be submitted 5 days prior to the record date of the next distribution. Dividends and capital gains are taxable to you whether reinvested or received in cash. There is no sales charge on reinvestments.

If your mailed distribution check cannot be delivered by the U.S. Postal Service, or it remains outstanding for at least six months, the Funds reserve the right to reinvest the distribution amount at the current NAV at the time of such investment and to reinvest all subsequent distributions until you give us other instructions.

At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment in an economic sense, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

Taxes

The Funds may make distributions taxable to you as either ordinary income or net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss). The part of each Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions, unless the total dividends the Fund receives therefrom is at least 95% of its gross income, as specially computed, in which case all its dividends qualify) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for net capital gain — a maximum federal rate of 20% for non-corporate shareholders. A part of each Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations — subject to similar restrictions.

Distributions to you, if you are an individual shareholder, of a Fund’s net capital gain will be taxable as long-term capital gain, at the 20% maximum federal rate mentioned above, regardless of how long you have held your Fund shares. Shareholders other than qualified retirement plans, individual retirement accounts, and other tax-exempt investors will be subject to federal income tax on dividends and capital gain distributions received from a Fund, regardless of whether they are received in cash or reinvested in additional Fund shares.

You will receive an annual statement showing the amounts of your Fund distributions that are taxable as ordinary income, qualified dividend income, and capital gains. Distributions declared in October, November and December to shareholders of record in such months, but paid in the following January, are taxable as if they were paid in the previous December.

If a Fund’s distributions exceed its taxable income and net capital gain realized during a taxable year, a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s basis in his or her Fund shares (but not below zero) and result in a higher realized capital gain or lower realized capital loss when those shares on which the distribution was received are sold.

A sale or redemption of Fund shares is a taxable event to you. Depending on the purchase price and sale price of the shares you sell, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction. An exchange of Fund shares for shares of any other fund will be treated as a sale of the Fund’s shares and is subject to the same tax consequences. An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and capital gain distributions a Fund pays and net gains realized on redemptions and exchanges of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married individuals filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on income. A similar tax applies to estates and trusts.

Federal law requires the Funds to withhold, as backup withholding, 24% of all distributions and redemption proceeds paid to a shareholder who has not provided his or her correct taxpayer identification number and made certain required certifications. A Fund also must withhold if the Internal Revenue Service instructs it to do so.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local, as well as federal, taxes.

It is important that you consult with your tax adviser on the federal, state and local tax consequences of investing in the Funds that are unique to your tax situation.

SHAREHOLDER PRIVILEGES

Right of Accumulation (“ROA”) — You may combine your new purchase with the value of any other Class A and Class I Shares for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases of Class A Shares. The applicable sales charge for the new purchase is based on the total of your current purchase plus the value (based on offering price) of all other shares you own. In addition to the shares of the Funds that you own, you also may combine the value of the Fund shares owned by your spouse and dependent children for sales charge reductions. To receive a reduced sales charge based on the accumulated value of such accounts, you must notify the Funds in writing at the time of purchase.

Letter of Intent (“LOI”) — By signing a LOI you can reduce your sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date in that class. Purchases resulting from the reinvestment of dividends and capital gain distributions do not apply toward fulfillment of the LOI. Shares equal to 4.50% of the amount of the LOI will be held in escrow during the 13-month period following your initial purchase of Fund shares. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish a LOI with a Fund, you can aggregate your accounts as well as the accounts of your spouse. However, you will not be allowed to aggregate investments in different share classes of the Funds. You will need to provide written instructions with respect to all other accounts whose purchases should be considered in fulfillment of the LOI.

Automatic Investment Plan (“AIP”) — You may buy shares automatically during various intervals by having $50 or more withdrawn from your bank account and invested in the Class A Shares or $10,000 or more withdrawn from your account and invested in the Class I Shares of each Fund. The minimum to open an AIP account is $2,500 for Class A Shares and $1,000,000 for Class I Shares. The Distributor may waive the minimum to open certain AIP accounts. There is no service fee for this option. To establish the AIP, complete the AIP section on the purchase application or, after your account is established, complete an AIP application (available from each Fund). Under the AIP, you may make regular investments in a Fund directly from your checking or savings account on a monthly, quarterly, semi-annual or annual basis. In order to participate, your financial institution must be a member of the ACH network. We are unable to debit mutual fund or pass through accounts. If your payment is rejected by the bank, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate an AIP should be submitted to the Transfer Agent five days prior to the effective date.

Closure of a Fund — The Adviser retains the right to close the Funds or to place restrictions on purchases of Fund shares if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close a Fund to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding — In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-800-422-3554 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Lost shareholders, inactive accounts and unclaimed property — It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Distributor toll-free at 1-800-422-3554 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

THE FUNDS RESERVE THE RIGHT TO MODIFY OR ELIMINATE THESE PRIVILEGES WITH AT LEAST 30 DAYS’ NOTICE.

INDIVIDUAL RETIREMENT ACCOUNTS

The Funds offer a variety of retirement plans that may help you shelter part of your income from taxes. For complete information, including applications, call 1-800-422-3554.

IRA Accounts — IRA accounts will be charged a $15 annual maintenance fee.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the past five (5) years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information on the financial performance of the Funds for each of the years or the periods ending September 30 has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Form N-CSR, which is available upon request.

KEELEY Small Cap Dividend Value Fund

Selected data for a common share of capital stock outstanding throughout each year:

	Year Ended September 30,
	2024	2023	2022	2021	2020
Class A
Net Asset Value, Beginning of Year	$14.72	$15.32	$19.71	$12.84	$15.86
Income from Investment Operations:
Net Investment Income(a)	0.25	0.27	0.27	0.18	0.21
Net Realized and Unrealized Gain/(Loss) on Investments	4.12	1.40	(2.27)	6.90	(2.97)
Total from Investment Operations	4.37	1.67	(2.00)	7.08	(2.76)
Distributions:
Net Investment Income	(0.31)	(0.33)	(0.29)	(0.21)	(0.26)
Net Realized Gain on Investments	(0.41)	(1.94)	(2.10)	—	—
Total Distributions	(0.72)	(2.27)	(2.39)	(0.21)	(0.26)
Net Asset Value, End of Year	$18.37	$14.72	$15.32	$19.71	$12.84
Total Return†	30.24%	10.67%	(12.13)%	55.27%	(17.35)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$170,400	$156,054	$162,428	$208,680	$157,732
Net Investment Income	1.55%	1.68%	1.46%	0.98%	1.49%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.29%	1.29%	1.29%	1.29%	1.29%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.50%	1.50%	1.48%	1.47%	1.52%
Portfolio Turnover Rate	19%	21%	28%	26%	21%
Class I
Net Asset Value, Beginning of Year	$14.73	$15.31	$19.75	$12.87	$15.89
Income from Investment Operations:
Net Investment Income(a)	0.29	0.31	0.31	0.23	0.25
Net Realized and Unrealized Gain/(Loss) on Investments	4.12	1.41	(2.27)	6.91	(2.97)
Total from Investment Operations	4.41	1.72	(1.96)	7.14	(2.72)
Distributions:
Net Investment Income	(0.35)	(0.36)	(0.38)	(0.26)	(0.30)
Net Realized Gain on Investments	(0.41)	(1.94)	(2.10)	—	—
Total Distributions	(0.76)	(2.30)	(2.48)	(0.26)	(0.30)
Net Asset Value, End of Year	$18.38	$14.73	$15.31	$19.75	$12.87
Total Return†	30.55%	11.03%	(11.97)%	55.60%	(17.08)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$119,954	$114,294	$124,661	$167,682	$115,528
Net Investment Income	1.80%	1.94%	1.70%	1.22%	1.75%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.04%	1.04%	1.04%	1.04%	1.04%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.25%	1.25%	1.23%	1.22%	1.27%
Portfolio Turnover Rate	19%	21%	28%	26%	21%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.

KEELEY Small-Mid Cap Value Fund

Selected data for a common share of capital stock outstanding throughout each year:

	Year Ended September 30,
	2024	2023	2022	2021	2020
Class A
Net Asset Value, Beginning of Year	$8.33	$8.15	$12.97	$8.84	$12.38
Income from Investment Operations:
Net Investment Income(a)	0.09	0.10	0.07	0.07	0.04
Net Realized and Unrealized Gain/(Loss) on Investments	2.33	1.29	(1.80)	4.64	(1.40)
Total from Investment Operations	2.42	1.39	(1.73)	4.71	(1.36)
Distributions:
Net Investment Income	(0.11)	(0.07)	(0.06)	(0.03)	(0.07)
Net Realized Gain on Investments	(0.68)	(1.14)	(3.03)	(0.55)	(2.11)
Total Distributions	(0.79)	(1.21)	(3.09)	(0.58)	(2.18)
Net Asset Value, End of Year	$9.96	$8.33	$8.15	$12.97	$8.84
Total Return†	30.24%	17.95%	(18.80)%	54.70%	(14.91)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$11,529	$10,296	$10,407	$14,943	$11,515
Net Investment Income	1.03%	1.12%	0.63%	0.59%	0.43%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.39%	1.39%	1.39%	1.39%	1.39%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.80%	1.79%	1.69%	1.63%	1.68%
Portfolio Turnover Rate	26%	17%	33%	37%	21%
Class I
Net Asset Value, Beginning of Year	$8.65	$8.47	$13.37	$9.10	$12.69
Income from Investment Operations:
Net Investment Income(a)	0.12	0.12	0.09	0.10	0.07
Net Realized and Unrealized Gain/(Loss) on Investments	2.43	1.34	(1.86)	4.78	(1.44)
Total from Investment Operations	2.55	1.46	(1.77)	4.88	(1.37)
Distributions:
Net Investment Income	(0.13)	(0.10)	(0.10)	(0.06)	(0.11)
Net Realized Gain on Investments	(0.71)	(1.18)	(3.03)	(0.55)	(2.11)
Total Distributions	(0.84)	(1.28)	(3.13)	(0.61)	(2.22)
Net Asset Value, End of Year	$10.36	$8.65	$8.47	$13.37	$9.10
Total Return†	30.73%	18.18%	(18.61)%	55.08%	(14.69)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$18,549	$16,677	$19,295	$32,101	$25,555
Net Investment Income	1.28%	1.38%	0.87%	0.83%	0.68%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.14%	1.14%	1.14%	1.14%	1.14%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.55%	1.54%	1.44%	1.38%	1.43%
Portfolio Turnover Rate	26%	17%	33%	37%	21%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.

KEELEY Mid Cap Dividend Value Fund

Selected data for a common share of capital stock outstanding throughout each year:

	Year Ended September 30,
	2024	2023	2022	2021	2020
Class A
Net Asset Value, Beginning of Year	$25.59	$23.68	$26.40	$19.10	$22.60
Income from Investment Operations:
Net Investment Income(a)	0.36	0.37	0.34	0.18	0.26
Net Realized and Unrealized Gain/(Loss) on Investments	7.09	2.69	(2.73)	7.35	(3.26)
Total from Investment Operations	7.45	3.06	(2.39)	7.53	(3.00)
Distributions:
Net Investment Income	(0.37)	(0.40)	(0.33)	(0.23)	(0.31)
Net Realized Gain on Investments	(1.01)	(0.75)	—	—	(0.18)
Return of Capital	—	—	—	—	(0.01)
Total Distributions	(1.38)	(1.15)	(0.33)	(0.23)	(0.50)
Net Asset Value, End of Year	$31.66	$25.59	$23.68	$26.40	$19.10
Total Return†	29.83%	12.98%	(9.17)%	39.48%	(13.38)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$14,648	$11,617	$12,752	$15,163	$12,611
Net Investment Income	1.28%	1.39%	1.23%	0.73%	1.25%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.20%	1.20%	1.20%	1.20%	1.20%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.41%	1.41%	1.40%	1.38%	1.40%
Portfolio Turnover Rate	12%	15%	14%	21%	22%
Class I
Net Asset Value, Beginning of Year	$25.53	$23.62	$26.39	$19.09	$22.59
Income from Investment Operations:
Net Investment Income(a)	0.43	0.43	0.40	0.25	0.31
Net Realized and Unrealized Gain/(Loss) on Investments	7.07	2.70	(2.72)	7.34	(3.26)
Total from Investment Operations	7.50	3.13	(2.32)	7.59	(2.95)
Distributions:
Net Investment Income	(0.45)	(0.47)	(0.45)	(0.29)	(0.36)
Net Realized Gain on Investments	(1.00)	(0.75)	—	—	(0.18)
Return of Capital	—	—	—	—	(0.01)
Total Distributions	(1.45)	(1.22)	(0.45)	(0.29)	(0.55)
Net Asset Value, End of Year	$31.58	$25.53	$23.62	$26.39	$19.09
Total Return†	30.13%	13.29%	(8.96)%	39.84%	(13.15)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$114,974	$98,125	$96,765	$116,673	$101,482
Net Investment Income	1.53%	1.64%	1.48%	0.98%	1.51%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	0.95%	0.95%	0.95%	0.95%	0.95%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.16%	1.16%	1.15%	1.13%	1.15%
Portfolio Turnover Rate	12%	15%	14%	21%	22%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

●	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

●	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law.

G.distributors, LLC is the Distributor and Keeley-Teton Advisors, LLC is the Investment Adviser for the Keeley Funds and both are affiliates of the Keeley Funds.

We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-800-422-3554. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-422-3554 or contact your financial institution. You will begin receiving individual copies 30 days after receiving your request.

TO LEARN MORE ABOUT THE FUNDS

Ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The Funds’ SAI includes additional information about each Fund. The Funds’ SAI is incorporated by reference into the Prospectus and, therefore, is legally a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS AND FORM N-CSR. Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports and Form N-CSR. The Funds’ annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year, if available. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

To obtain these documents

without charge, or to request other information about each Fund:

BY TELEPHONE

Call Toll Free 1-800-422-3554

BY MAIL

Write to:

KEELEY Funds

141 West Jackson Blvd., Suite 2150

Chicago, IL 60604

BY E-MAIL

Send your request to info@keeleyfunds.com

www.keeleyfunds.com

You can also view reports and other information about the Funds on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

www.keeleyfunds.com

Keeley Funds, Inc. SEC file number: 811-21761

The Disciplined Discovery of Value®

Statement of Additional Information

January 28, 2025

KEELEY Small Cap Dividend Value Fund

Class (A) Shares: KSDVX

Class (I) Shares: KSDIX

KEELEY Small-Mid Cap Value Fund

Class (A) Shares: KSMVX

Class (I) Shares: KSMIX

KEELEY Mid Cap Dividend Value Fund

Class (A) Shares: KMDVX

Class (I) Shares: KMDIX

141 WEST JACKSON BLVD., SUITE 2150 CHICAGO, ILLINOIS 60604 312-786-5050 800-422-3554

This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the current prospectus of, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, and KEELEY Mid Cap Dividend Value Fund (each, a “Fund” and collectively, the “Funds”) dated January 28, 2025, and any additional supplements thereto (the “Prospectus”).

Audited financial statements, which are contained in the Funds’ Form N-CSR for the fiscal year ended September 30, 2024, are incorporated by reference into this Statement of Additional Information.

Copies of the Prospectus and the financial statements may be obtained free of charge from the Funds at the address and telephone number listed above, or on the Funds’ website (www.keeleyfunds.com).

i

INTRODUCTION

This Statement of Additional Information (“SAI”) contains further discussion of the Funds’ securities and investment techniques that are described in the Prospectus. The information contained in this document is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Funds’ securities and investment techniques. Captions and defined terms in the SAI generally correspond to those captions and terms as defined in the Prospectus.

This SAI does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of the SAI at any time shall not imply that there has been no change in the affairs of the Funds since the date hereof.

GENERAL INFORMATION AND HISTORY

Keeley Funds, Inc. (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company currently offers three different diversified series: the KEELEY Small Cap Dividend Value Fund (“Small Cap Dividend Value Fund”), the KEELEY Small-Mid Cap Value Fund (“Small-Mid Cap Value Fund”), and the KEELEY Mid Cap Dividend Value Fund (“Mid Cap Dividend Value Fund”) (each, a “Fund” and collectively, the “Funds”). The Company was incorporated in Maryland on April 6, 2005 and commenced operations on August 15, 2005.

Each Fund offers two share classes: Class A Shares and Class I Shares. In addition to the fact that Class I Shares do not have a sales load, Class A Shares and Class I Shares have different expenses and other characteristics, allowing investors to choose the class that best suits their needs. All shares of the Funds have equal voting and liquidation rights, and each share is entitled to one vote on any matters which are presented to shareholders.

INVESTMENT OBJECTIVES AND STRATEGIES AND PORTFOLIO MANAGEMENT

MANAGEMENT OF THE FUNDS

Keeley-Teton Advisors, LLC (the “Adviser”) has established an Investment Research Advisory Committee (each a “Committee”) to be comprised of select individuals from the Adviser. The Committee is ultimately responsible for the day-to-day management of the Funds’ portfolios and work with the team leaders in developing and executing each Fund’s investment program. The members of the Committee are as follows: Thomas Browne, Jr., Brian Leonard, Michael Maloney, Brian Keeley, Hendi Susanto, Wayne Plewniak, Mark N. Odegard, Nicholas Galluccio, James Dinsmore, William F. Fiedler, Macrae Sykes, Brian Sponheimer, Joseph Gabelli, Sarah Donnelly, Ashish Sinha, Marc Gabelli, Edward S. Borland and Robert M. Goldsborough.

Certain members of the Committee are portfolio managers, as described herein, and the remainder operate as analysts in support of the portfolio management team. Team members collaborate to oversee the assets of the Funds utilizing the resources of the broad organization. While certain portfolio managers and analysts have a sector and geographic focus, each is a generalist, charged with generating ideas for any portfolio and any industry. Once an investment idea is generated, it faces the scrutiny of the research team, and must qualify under the Adviser’s strict investment criteria before it may be implemented for a Fund. This team approach reinforces the Adviser’s discipline, as each team member participates in the analysis and evaluation of every analyst’s ideas. Team members collaborate to manage the assets of the Funds. The composition of the Committee and any respective team may change from time to time.

The Small-Mid Cap Value Fund is overseen by members of the Global Value and Restructuring Team which consists of several lead portfolio managers and the firm’s global analysts.

The Small Cap Dividend Value Fund and the Mid Cap Dividend Value Fund are overseen by members of the Global Value and Restructuring Team which consists of several lead portfolio managers and the firm’s global analysts.

INVESTMENT OBJECTIVES

The investment objective of the Small Cap Dividend Value Fund is to seek capital appreciation and current income. The investment objective for each of the Small-Mid Cap Value Fund and the Mid Cap Dividend Value Fund is to seek capital appreciation.

The investment objectives for the Funds are not fundamental and can be changed by the Board of Directors of the Company (the “board” and individually, each a “Director”) without a vote of the shareholders.

INVESTMENT STRATEGIES

Small Cap Dividend Value Fund

Small Cap Dividend Value Fund seeks to achieve its investment objective by investing primarily in companies that have a small market

1

capitalization, which the Adviser defines as securities within the range of the Russell 2000 Value Index at the time of investment, and that currently pay or are reasonably expected to pay dividends to shareholders. The market cap range of the index changes daily, and as a result, the capitalization of small cap companies in which the Fund invests will also change. As of December 31, 2024, the market capitalization range of the Index was approximately $8.2 million to $13.2 billion. The Adviser looks for stocks with sustainable, expected growth in earnings and dividends and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. The Fund has adopted a non-fundamental policy that, under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in “dividend-paying” (as referenced in the Prospectus) common stocks and other equity-type securities (including preferred stock, convertible debt securities and warrants) of companies of small capitalization. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2000® Value Index capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a small market capitalization, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

Small-Mid Cap Value Fund

Small-Mid Cap Value Fund seeks to achieve its investment objective by investing primarily in companies that have a small or a mid-size market capitalization, which the Adviser defines as securities within the range of the Russell 2500® Value Index at the time of investment. The market cap range of the index changes daily, and as a result, the capitalization of small and mid-cap companies in which the Fund invests will also change. As of December 31, 2024, the market capitalization range of the Index was approximately $8.2 million to $32.9 billion. The Fund has adopted a non-fundamental policy that under normal market conditions, it will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of companies of small or mid-size capitalization. If the Fund changes this policy, it will give shareholders at least 60 days’ notice of the change. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize four basic categories. The first category is corporate spin-offs. The second category is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fourth category encompasses event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation. Examples may include overall industry change or restructuring, the presence of undervalued assets, and corporate or management change. The Adviser believes that this strategy allows the Fund to purchase equity shares with above- average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2500® Value Index capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a small or a mid-sized market capitalization, the Fund will not invest in companies other than those with a small or a mid-sized market capitalization until the 80% threshold is restored.

Mid Cap Dividend Value Fund

Mid Cap Dividend Value Fund seeks to achieve its investment objective by investing primarily in companies that have a mid-size market capitalization, which the Adviser defines as securities within the range of the Russell Midcap Value Index at the time of investment, and that currently pay or are reasonably expected to pay dividends to shareholders. The market cap range of the index changes daily, and as a result, the capitalization of mid-cap companies in which the Fund invests will also change. As of December 31, 2024, the market capitalization range of the Index was approximately $355 million to $71.1 billion. The Adviser looks for stocks with sustainable, expected growth in earnings and dividends and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. The Fund has adopted a non-fundamental policy that, under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in “dividend-paying” (as defined in the Prospectus) common stocks and other equity-type securities (including preferred stock) of companies of mid-size capitalization. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell Midcap® Value Index capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a mid-size market capitalization, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

EQUITY SECURITIES

Each of the Funds invests in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives the Funds the right to vote on measures affecting the company’s organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds

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may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

SMALL-CAP AND MID-CAP EQUITY SECURITIES

The Funds may invest in common stocks of smaller capitalization companies. The Funds’ investments in smaller capitalization stocks can involve greater risk than customarily is associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Because the Funds invest in stocks of issuers with smaller market capitalization, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

The Funds may invest in debt securities of corporate and governmental issuers that are “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa)) assigned by Standard and Poor’s Corporation (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”).

The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

MONEY MARKET INSTRUMENTS

The Funds may invest their assets in high-quality money market instruments on an ongoing basis to provide liquidity.

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities generally rank senior to common stock in an issuer’s capital structure and may entail less risk of declines in market value than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

RIGHTS AND WARRANTS

The Funds may invest in warrants and rights (other than those acquired in units or attached to other securities), that entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”)

The Funds may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert an ADR into the underlying foreign security and vice versa, which may cause the security of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently

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is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

FOREIGN SECURITIES

Each Fund may invest in securities of foreign issuers. The Funds do not consider ADRs and securities traded on a U.S. exchange to be foreign. Nevertheless, the Funds may have risk to foreign investments, as the securities of many companies in which the Funds invest may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, the domicile and/or the markets in which a company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold. Investment in foreign securities may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. To the extent positions in portfolio securities are denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, involve certain risk considerations not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less publicly available information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign sub-custodial arrangements. Also, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions. In addition, other adverse political, social, regulatory, geographic or diplomatic developments that could affect investment in these nations, including war; acts of terrorism; ethnic, religious or racial conflicts; the imposition of regulatory barriers; adverse weather; and natural disasters.

UNSEASONED ISSUERS

Each Fund may invest its net assets in the securities of “unseasoned issuers,” defined as those issuers that, together with their predecessors, have been in operation for less than three years. The Adviser believes that investing in securities of unseasoned issuers may provide opportunities for long-term capital growth. Because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources, the risks of investing in such securities are greater than with common stock of more established companies.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in securities for which there is no ready market (“illiquid securities”), including, but not limited to, those securities that are not readily marketable because they are restricted securities. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. Under the supervision of the Board, the Adviser determines the liquidity of each Fund’s investments. Securities that may be sold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser. A position in restricted securities might adversely affect the liquidity and marketability of a portion of a Fund’s portfolio, and a Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.

REAL ESTATE INVESTMENT TRUSTS

The Funds may invest in real estate investment trusts (“REITs”). Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in

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rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs’ investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax-free pass-through of net income and realized gains under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.

CONSUMER DISCRETIONARY RISK

The Funds’ investments may be exposed to issuers conducting business in the consumer discretionary sector. The manufacturing segment of the consumer discretionary sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Funds investing in such sector will be subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the consumer discretionary sector. The performance of companies operating in the consumer discretionary sector has historically been closely tied to the performance of the overall economy, and is also affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace. Moreover, the consumer discretionary sector encompasses those businesses that tend to be the most sensitive to economic cycles.

FINANCIAL SERVICES RISK

The Funds may invest from time to time in securities issued by financial services companies. Financial services companies can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity and intense competition, including price competition. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change; unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector. Financial services companies are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable. In the past, financial services companies in general experienced considerable financial distress, which led to the implementation of government programs designed to ease that distress.

●	Federal or state law and regulations require banks, bank holding companies, broker dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity.

●	Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations.

INDUSTRIALS RISK

The Funds may invest a portion of their assets in securities issued by companies in the industrials sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and

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transportation services and supplies. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

EXCHANGE-TRADED FUNDS (“ETFs”) AND EXCHANGE-TRADED NOTES (“ETNs”)

The Funds may invest in ETFs and ETNs, subject to the limits set forth in their investment restrictions. See “Investment Restrictions” below. ETFs are registered investment companies with a stated investment objective and are subject to various investment policies and restrictions. An investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. ETNs are senior, unsecured, unsubordinated debt securities. They are designed to provide investors with a way to access the returns of market benchmarks or strategies. ETNs are not ETFs, but they do share several characteristics. For example, they trade on an exchange, can be shorted and they are linked to the return of a benchmark index.

The Adviser generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases, the Funds will pay customary brokerage commissions for each purchase and sale. A Fund also may acquire shares of an ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value (“NAV”)) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in a Fund’s interest to do so.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF also may be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

There is a risk that ETFs may terminate due to extraordinary events. For example, any of the service providers to the ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If those licenses are terminated, the respective ETFs also may terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

The Funds’ investments in ETNs are subject to issuer credit risk. For example, if the credit rating of the issuer of the ETN is downgraded, a Fund’s investment may drop in value, even if no change in value has occurred in the underlying index. In addition, in a default situation involving an ETN, it is possible that a Fund could lose its principal investment.

Although the Adviser believes that in the event of the termination of an ETF they will be able to invest in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

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BUSINESS DEVELOPMENT COMPANIES (“BDCs”)

The Funds may invest in BDCs to the extent permitted by applicable law or the Funds’ respective fundamental and non-fundamental investment restrictions. BDCs are a type of closed-end investment company that typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets to raise capital. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Closed-end investment companies and BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code.

As a shareholder of another investment company, a Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. However, BDCs are akin to operating companies in that their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a Fund that holds a BDC will thus overstate what the Fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are not included in a Fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

MASTER-LIMITED PARTNERSHIPS (“MLPs”)

The Funds may invest in MLPs, subject to the limits set forth in their investment restrictions. MLPs are limited partnerships registered with the Securities and Exchange Commission (“SEC”) that issue units publicly traded on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners who manage the MLP and one or more limited partners who contribute capital. Generally, limited partners are not involved in the day-to-day management of an MLP.

An investment in an MLP generally is subject to the risks applicable to investing in a partnership and may offer investors fewer protections than an investment in a corporation. Investments in MLPs involve risks that differ from investments in common stocks, including, among others, greater illiquidity risks and risks related to limited control and limited voting rights. Additionally, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of large companies.

MLPs often are pass-through entities or businesses that are taxed at the unitholder level and generally are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Net income from an interest in a “qualified publicly traded partnership,” which many MLPs are treated as for federal tax purposes, is qualifying income for an entity such as a Fund that is a regulated investment company. Although unitholders of an MLP generally are limited in their liability, an MLP’s creditors may have the right to seek the return of distributions made to the MLP’s unitholders if that liability arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

CYBERSECURITY

The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, all have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

ECONOMIC EVENTS AND MARKET RISK

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect a Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, the Hamas terrorist attacks, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Funds and their investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly

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and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, tariffs, rising interest rates and/or a return to unfavorable economic conditions could impair a Fund’s ability to achieve its investment objective.

ISRAEL-HAMAS CONFLICT RISK

In October 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Hamas also launched extensive rocket attacks on the Israeli population and industrial centers located along Israel’s border with the Gaza Strip and in other areas within the State of Israel. Following the attack, Israel’s security cabinet declared war against Hamas, and a military campaign was initiated. These events may result in significant market disruptions and may adversely affect regional and global economies. Furthermore, the conflict between Israel and Hamas and the involvement of the United States and other countries could present material uncertainty and risk with respect to the Funds and the performance of the Funds’ investments or operations, and the Funds’ ability to achieve their investment objectives. To the extent that third parties, investors, or related customer bases have material operations or assets in Israel or Palestine, they may have adverse consequences related to the ongoing conflict. The extent and duration of the military action and any market disruptions are impossible to predict, but could be substantial.

RISKS RELATING TO RUSSIA’S INVASION OF UKRAINE

Russia’s military invasion of Ukraine, which began in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may have unpredictable effects on financial and capital markets globally.

The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could continue to result in significant market disruptions, including in the oil and natural gas markets, and may continue to negatively affect global supply chains (including global food supplies), inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any exposure the Fund may have to Russian issuers or issuers in other countries directly affected by the invasion.

REGULATION AND GOVERNMENT INTERVENTION RISK

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. The global financial crisis has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that the regulation of the issuers in which the Funds invest. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.

The SEC and its staff have been engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts have been focused on risk identification and controls in various areas, including embedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase a Fund’s expenses and impact its returns to stockholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

In particular, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Funds and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and required the implementation of a liquidity risk management program, along with other potential upcoming regulations, could, among other things, restrict a Fund’s ability to engage in transactions, impact flows into a Fund and/or increase overall expenses of a Fund.

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Rule 18f-4 under the 1940 Act regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Consequently, unless a fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the fund is required to establish a comprehensive derivatives risk management program to comply with a VaR based leverage limit, appoint a derivatives risk manager and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies.

In response to the current economic environment, there may be increased popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/ or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding shares of an open-end investment company such as the Funds and a large financial institution, a court may similarly s eek to strictly interpret terms and legal rights in favor of retail investors.

Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Funds’ operating environment and therefore its investment performance.

In addition, certain of the Funds’ investments may provide exposure to coupon rates that were based on the London Interbank Offered Rate (“LIBOR”), or are based on the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. LIBOR was phased out at the end of June 2023. SOFR was selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States, and U.S. law requires that contracts without a practicable LIBOR alternative, default to SOFR plus a set spread beginning in mid-2023. SOFR is a secured, nearly risk-free rate, while LIBOR was an unsecured rate that included an element of bank credit risk. In addition, SOFR is strictly an overnight rate, while LIBOR historically was published for various maturities, ranging from overnight to one year. Certain contracts provided for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it provided adequate compensation. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, certain issuers may have encountered obstacles to converting their investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. Market participants may have transitioned Reference Rates through contractual amendments, legislation, market wide protocols, fallback contractual provisions, bespoke negotiations or otherwise.

The termination of certain Reference Rates presents risk to the Funds. The failure of issuers to transition could lead to increased volatility and illiquidity in markets for instruments that have yet to rely on a substitute to determine their next coupon rates and a reduction in the values of those investments, all of which would impact the Funds. Various complexities brought about by significant changes to operational processes and IT systems may not be complete, and coordination with other market participants may be severely impacted, which may negatively impact the Funds.

In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Funds. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial conditions or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect each Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

The Funds may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Funds and their ability to achieve their investment objectives.

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REFLOW LIQUIDITY PROGRAM

The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund at net asset value up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a fund’s or ReFlow’s discretion. In return for this service, a participating Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of a Fund’s shares purchased by ReFlow, although such Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of the Fund’s shareholders. While ReFlow holds a Fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet a Fund’s liquidity needs on a particular day. Each Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. Each Fund’s participation in the ReFlow program will be reviewed periodically by the Board.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions. Unless otherwise noted, whenever an investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of such Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment limitations.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment restrictions, which cannot be changed for any Fund without the approval of the holders of the lesser of (i) 67% of such Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of such Fund:

1.	With respect to 75% of the Fund’s net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

2.	With respect to 75% of the Fund’s net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

3.	The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

4.	The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or (ii) repurchase agreements.

5.	The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

6.	The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund’s investment restrictions.

7.	The Fund will not concentrate its investments by investing 25% or more of the value of the Fund’s total assets taken at market value at the time of the investment (other than U.S. government securities) in companies of any one industry.

8.	The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided that (i) the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund’s total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets. The Fund does not currently intend to enter into reverse repurchase agreements.

9.	The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

10.	The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund’s other investment restrictions.

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NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the fundamental restrictions listed above, the Funds have adopted the following non-fundamental restrictions, which may be changed by the Board without shareholder approval:

1.	The Fund will not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund’s assets (valued at time of investment) in all investment company securities purchased by the Fund.

2.	The Fund will not invest more than 15% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

In addition, Small-Mid Cap Value Fund has adopted the following additional non-fundamental restrictions, which may be changed by the Board without shareholder approval:

1.	The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities). The Fund does not currently intend to sell securities short even under the conditions described in the list of fundamental investment restrictions above.

2.	The Fund will not invest for the purpose of exercising control or management of any company.

3.	The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.

“NAMES RULE” INVESTMENTS

As stated above, and in accordance with Rule 35d-1 under the 1940 Act (the “names rule”), each Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities suggested by the name of the Fund, as follows:

●	Small Cap Dividend Value Fund will invest in “dividend-paying” (as referenced in the Prospectus) small market capitalization common stocks and other equity-type securities (including preferred stock, convertible debt securities and warrants) of such companies.

●	Small-Mid Cap Value Fund will invest in common stocks and other equity-type securities of small and mid-cap companies.

●	Mid Cap Dividend Value Fund will invest in “dividend-paying” (as defined in the Prospectus) mid-size market capitalization common stocks and other equity-type securities (including preferred stock) of such companies.

Each Fund may make additional commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should a Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

TEMPORARY DEFENSIVE MEASURES

The investments and strategies described above are those that are used under normal conditions. During adverse economic, market or other conditions, a Fund may assume temporary defensive positions, such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, including cash and cash equivalents. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. The Funds cannot guarantee that they will achieve their investment goal when adopting a temporary defensive investment position.

PORTFOLIO TURNOVER

Each Fund calculates portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions. Increased portfolio turnover may result in greater brokerage commissions.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted a policy that they will disclose publicly Fund portfolio holdings (other than to rating agencies and third-party service providers) only when that information is filed with the SEC or sent to shareholders pursuant to annual, semi-annual or quarterly reports. In most cases, this information will be filed with the SEC sixty days after the date of public disclosure. Information may be sent to shareholders earlier than sixty days after its date, but in such cases, the information will be sent to all shareholders at the same time. Each Fund discloses holdings on a monthly basis to certain rating and ranking organizations, including: Standard & Poor’s, Bloomberg, Thomson Financial, Lipper, Morningstar, Factset and other similar organizations. Each Fund discloses its holdings on a quarterly basis to Vickers. The Funds have no special agreements with the rating and ranking organizations that require they keep the information provided to them confidential or that impose restrictions on them with respect to trading based on the disclosure of such information. No information is released until it is at least 30 days old and all information is sent to all parties at the same time. Each Fund may disclose portfolio information to the Fund’s third-party service providers, without lag, as part of the Fund’s normal investment activities. Third-party service providers receive portfolio holdings information more frequently than this information is filed with the SEC or sent to shareholders, when there is a legitimate business purpose for such disclosure. These third-party service providers include Gabelli Funds, LLC (the “Administrator”), the Funds’ administrator and fund accountant; BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”), the Funds’ sub-administrator; SS&C Global Investor & Distribution Solutions, Inc. (the “Transfer Agent”), the Funds’ transfer agent; and State Street Bank and Trust Company (the “Custodian”), the Funds’ custodian; IDC, the Funds’ pricing service; PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm; and Paul Hastings LLP, the Funds’ counsel.

The Funds’ contracts with the administrator, transfer agent, fund accountant, and custodian include provisions that require they treat all information that they receive from each Fund as confidential, not use that information for any purpose other than to perform their obligations under their contracts with the Funds, and not disclose that information to any third-party without written authorization from each Fund or pursuant to court order.

The Funds’ Chief Compliance Officer (“CCO”) reviews the policies and procedures of the Funds’ third-party service providers to ensure that their policies and procedures restrict trading based on information they receive from clients and provide for confidential handling of client information. Under the Company’s policies, no one has authority to make any other disclosure of portfolio information. Officers and directors of the Company, the Adviser, and officers of G.distributors, LLC (the “Distributor”) who are also officers of the Company or the Adviser, of necessity have access to information about a Fund and its investments, including its portfolio holdings, but the Company and the Funds’ Adviser, Distributor have adopted policies and procedures to prevent the unfair use by them of nonpublic information. The Company’s code of ethics also prohibits access persons (who include officers and directors of the Company) from buying and selling securities which a Fund is buying or selling or considering buying or selling, except with the prior approval of the President of the Company or his designee.

Personal trading information is compiled and reviewed monthly by the CCO and/or his designee. It is against the policy of the Company for the Company or its Adviser to receive compensation for the disclosure of portfolio holdings information. The portfolio holdings disclosure policy of the Company has been approved by the Funds’ Board and, under the Company’s procedures, may only be changed with approval from the Board.

MANAGEMENT OF THE FUNDS

GENERAL

The Company is governed by the Board, which has overall management responsibility for the Company and the Funds and provides oversight of the management of each Fund’s business affairs. The Directors establish procedures and oversee and review the performance of the Adviser, Distributor, and others who perform services for the Company.

The Board is composed of eight Directors, six of whom (Laura D. Alter, Anthony S. Colavita, James P. Conn, Jerome J. Klingenberger, Sean Lowry, and Michael J. Melarkey) are not “interested” Directors, as such term is defined in the 1940 Act (each, an “Independent Director”), and two of whom (Nicholas F. Galluccio and Kevin M. Keeley) are interested persons of the Company. Mr. Galluccio is considered an “interested person” of the Company because of his role as Chairman of Teton Advisors, LLC, and Mr. Keeley is considered an “interested person” of the Company because of his role as President of the Adviser.

Company officers and the administrator are responsible for the day-to-day operations of the Funds. The Adviser is responsible for investment management of the Funds under an investment advisory agreement. The Company, the Adviser and the Distributor each have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Those Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

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COMMITTEES

The Board has established an Audit Committee in connection with its governance of the Funds.

The Company’s Audit Committee consists of three members: Messrs. Klingenberger (Chairman) and Colavita and Ms. Alter, who are Independent Directors. The Audit Committee operates pursuant to a Charter, which sets forth that the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Company, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Company’s financial statements and the audit thereof and to act as a liaison between the Board and the Company’s independent registered public accounting firm. During the Company’s fiscal year ended September 30, 2024, the Audit Committee met two times.

BOARD LEADERSHIP STRUCTURE

Each Director was appointed to serve on the Board because of his or her experience, skills and qualification (please see the section “Experience of Directors” below). Mr. Nicholas Galluccio and Mr. Kevin Keeley each will serve as a Co-Chairman of the Board. Mr. James Conn will serve as Lead Independent Director. The Board believes that its leadership structure is appropriate in light of the size of the Company and the nature of its business and is consistent with industry practices. In particular:

Board Composition. The Board believes that having a majority of its Directors be Independent Directors is appropriate and in the best interest of the Company’s shareholders. Nevertheless, the Directors also believe that having interested persons serve on the Board brings a corporate and financial viewpoint that is, in the Board’s view, a crucial element in the Directors’ decision-making process.

BOARD OVERSIGHT OF FUND RISK

Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser in connection with the management and operations of a Fund, as well as their associated risks.

The Board has not established a standing risk committee. Rather, the Board requires the Adviser to report to the Board, on a regular and as-needed basis, on actual and possible risks to the Company as a whole. The Adviser reports to the Board on the various elements of risk that have affected, or that may affect, the business of the Company, including investment risk, credit risk, liquidity risk and operational risk, as well as the overall business risk relating to the Funds, including based upon industry norms.

Under the oversight of the Board, the Company, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Company’s independent registered public accounting firm, and counsel to the Funds and Independent Directors to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including performance and investment practices, valuation of portfolio securities and compliance.

Additionally, the Board has appointed a Chief Compliance Officer (“CCO”), who reports directly to the Board’s Independent Directors and who provides presentations to the Board at its quarterly meetings, in addition to presenting an annual report to the Board in accordance with the Funds’ compliance policies and procedures and the rules under the 1940 Act. The CCO regularly discusses the relevant risk issues affecting the Company during private meetings with the Independent Directors. The CCO also provides the Board with updates on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board immediately in-between Board meetings in case any problems arise relating to the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

DIRECTORS AND OFFICERS

Information about the Directors and officers of the Company is set forth in the table below. The table includes, for each Director, the term of office and length of time served, principal occupations during at least the past five years, the number of portfolios overseen in the Fund Complex (which includes all U.S. registered investment management companies for which Keeley-Teton or its affiliates currently serves as an investment adviser) and other directorships held, if any, and for each officer of the Company, positions held, their terms of office and length of time served, and their principal business occupations during at least the past five years. Officers of the Company are appointed by the Board and serve at the pleasure of the Board.

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Name and Year of Birth	Position(s) Held with Each Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios Overseen Within Fund Complex	Other Directorships Held Outside the Fund Complex

Independent Directors*

Laura D. Alter 1960	Director	Since 2014	Retired since 2010; previously, Managing Director and Senior Partner of Fixed Income, Harris Investments (1994-2010); Fund Manager for Harris Insight family of funds (1994-2010)	3	None

Anthony S. Colavita 1961	Director	Since 2017	Attorney, Anthony S. Colavita, P.C.; Supervisor, Town of Eastchester, NY	23	None

James P. Conn 1938	Director	Since 2017	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	23	None

Jerome J. Klingenberger 1955	Director	Since 1999	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	3	None

Sean Lowry 1953	Director	Since 1999	Retired since 2015; formerly, Executive Vice President, Pacor Mortgage Corp. (1992-2015)	3	None

Michael J. Melarkey 1949	Director	Since 2017	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	24	Chairman of Southwest Gas Corporation (natural gas utility)

Interested Directors and Officers*

Name and Year of Birth	Position(s) Held with Each Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios Overseen Within Fund Complex	Other Directorships Held Outside the Fund Complex

Nicholas F. Galluccio(1) 1950	Co-Chairman and Director	Co-Chairman and Director since 2017	Chairman of Teton Advisors, LLC (Since 2021); Former President and Chief Executive Officer of Teton Advisors, Inc. (2008-2021); Group Managing Director, U.S. Equities (2004-2008), Managing Director, U.S. Equities (1994-2004), Senior Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW)	8	Board of Regents of the University of Hartford; Director of Teton Advisors, Inc.

Kevin M. Keeley(2) 1967	Co-Chairman, Director and President	Co-Chairman and Director since 2017; President since 2015	President of Keeley-Teton Advisors, LLC (since 2018); President (2015-2017) and Executive Vice President (2010- 2015) of Joley Corp.; President (2015-2017); President of Keeley Asset Management Corp. (2015-2017).	3	Director of Teton Advisors, Inc.

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Name and Year of Birth	Position(s) Held with Each Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years

Officers*

Thomas E. Browne, Jr. 1963	Vice President	Since 2018	Portfolio Manager of Keeley-Teton Advisors, LLC (since 2017); Senior Vice President, Portfolio Manager of Keeley Asset Management Corp. (2009-2017)

Peter Goldstein 1953	Secretary	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

John C. Ball 1976	Treasurer	Since 2018	Treasurer of Other Registered Investment Companies within the Fund Complex in which the Funds reside (since 2017); Vice President and Assistant Treasurer of AMG Funds (2014-2017); Chief Executive Officer, G.distributors, LLC since December 2020

Richard J. Walz 1959	Chief Compliance Officer	Since 2021	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

David M. Goldman 1973	Assistant Secretary	Since 2018	Secretary of Keeley-Teton Advisors, LLC (since 2018); Assistant Secretary (2017-2018); Chief Compliance Officer and General Counsel of Teton Advisors, Inc. (2011-2017); Vice President, Corporate Development and General Counsel of Gabelli Funds, LLC (since 2011)

Chandler M. Iorio 1986	Assistant Treasurer	Since 2018	Vice President of GAMCO Investors, Inc. (since 2019); Assistant Treasurer for Gabelli NextShares (2016-2019); Senior Administrator for Gabelli Funds, LLC (2013-2016)

*	The business address of the Directors and officers listed above is the address of the Company: 141 West Jackson Boulevard, Suite 2150, Chicago, Illinois 60604.
(1)	Nicholas Galluccio is considered an interested person of the Company because of his former position as President and Chief Executive Officer of Teton Advisors, Inc.
(2)	Kevin M. Keeley is considered an interested person of the Company because of his position as President of Keeley-Teton Advisors, LLC.
(3)	Each Director serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

EXPERIENCE OF DIRECTORS

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director contribute to the Board’s diversity of experiences and bring a variety of complementary skills. It is the Directors’ belief that this allows the Board, as a whole, to oversee the business of the Company in a manner consistent with the best interests of the Company’s shareholders.

The following summary outlines each Director’s experience, qualifications, attributes and skills that lead to the conclusion that each Director should serve as a Director of the Funds.

Laura D. Alter

Ms. Alter has more than 25 years of experience in the investment management industry. She previously served as the Senior Partner and Managing Director of Fixed Income Management for Harris Investments. Prior to her work with Harris, she was a senior portfolio manager for another investment management firm. Ms. Alter holds a BA from Northwestern University and an MBA from the University of Chicago. The Board concluded that Ms. Alter is suitable to act as director of the Funds because of her academic background and her extensive investment management experience.

Anthony S. Colavita

Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. Mr. Colavita serves on the boards of other funds in the Fund Complex. Mr. Colavita has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption and administration of a $35 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and his Juris Doctor from Pace University School of Law. The Board concluded that Mr. Colavita is suitable to act as director of the Funds because of his professional background, board experience and extensive investment management experience.

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James P. Conn

Mr. Conn serves on various board committees for other funds in the Fund Complex. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University. The Board concluded that Mr. Conn is suitable to act as director of the Funds because of his education, professional background and investment management experience.

Nicholas F. Galluccio

Mr. Galluccio is Chairman of Teton Advisors, LLC., a multi-strategy asset management company, and was President and Chief Executive Officer of Teton Advisors, Inc. from 2008 to 2021. He is also portfolio manager of the TETON Westwood SmallCap Equity Fund and the Keeley Small-Mid Cap Value Fund. Mr. Galluccio joined Teton Advisors, Inc. in 2008, after a 25-year career at Trust Company of the West (“TCW”), where he was Group Managing Director, U.S. Equities, and led the investment team for the TCW SmallCap Value Added and TCW MidCap Value Opportunities equity strategies. He was senior portfolio manager and co-managed both strategies since their inception. Mr. Galluccio served on the TCW Asset Management Company (TAMCO) Board of Directors. Prior to TCW, he was with Lehman Brothers Kuhn Loeb, where he was a security analyst specializing in the semiconductor industry. Prior to Lehman Brothers, Mr. Galluccio was a staff writer for Forbes magazine. Mr. Galluccio holds an M.B.A. from Columbia Business School and an M.A. from Columbia University and a B.A. from the University of Hartford. He serves on the University of Hartford Board of Regents. The Board concluded that Mr. Galluccio is suitable to act as a Director of the Funds because of his extensive investment management experience and his long-tenured positions in the asset management industry, particularly with Teton and TCW.

Kevin M. Keeley

Mr. Keeley is President of the Adviser. Mr. Keeley has more than 25 years of experience in management and marketing, having served as President of the Funds’ predecessor adviser, Keeley Asset Management Corp. (“KAMCO”). He also serves as an officer and director of the Keeley Family Foundation. He spent 6 years as Qwest Communications International, Inc. (CenturyLink) as a National Sales Manager. Mr. Keeley holds a B.A. from Indiana University. The Board concluded that Mr. Keeley is suitable to act as a Director of the Funds because of his extensive investment management experience and his long-tenured positions in the asset management industry, particularly with KAMCO.

Jerome J. Klingenberger

Mr. Klingenberger is a Certified Public Accountant. Mr. Klingenberger served as an auditor for a public accounting firm and his clients included publicly traded companies. Mr. Klingenberger holds a BBA in Accountancy from the University of Notre Dame and an MBA from the University of Chicago. Mr. Klingenberger has served as a member of the Board since 1999 and had previously served as its Independent Chair for the past decade. The Board concluded that Mr. Klingenberger is suitable to act as director of the Funds because of his academic experience, work experience and financial reporting experience.

Sean Lowry

In 2015, Mr. Lowry retired from his position as Executive Vice President for Pacor Mortgage, a mortgage business where he worked for 23 years. Mr. Lowry served as the managing director for trading operations at the Chicago Board Options Exchange (“CBOE”) from 1985 to 1992. Mr. Lowry worked as an independent trader at the CBOE from 1975 to 1981 and served on several options-related committees. Mr. Lowry has served as a member of the Board since 1999. The Board concluded that Mr. Lowry is suitable to act as director of the Funds because of his understanding of the financial services industry and of his prior and current work experience.

Michael J. Melarkey

Mr. Melarkey, after more than 40 years’ of experience as an attorney specializing in business, estate planning, and gaming regulatory work, retired from the active practice of law and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. Mr. Melarkey serves on board committees with respect to other funds in the Fund Complex. He is Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law and Masters of Law in Taxation from New York University School of Law. The Board concluded that Mr. Melarkey is suitable to act as director of the Funds because of his extensive business and investment management experience.

DIRECTOR COMPENSATION

As of December 31, 2024, the dollar range of equity securities owned beneficially by each Director in each Fund, as well as in the series of the Company in the aggregate, was as follows:

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Name of Director	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested Directors
Nicholas F. Galluccio	None	None	None	Over $100,000
Kevin M. Keeley	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Independent Directors
Laura D. Alter	None	None	None	None
Anthony S. Colavita	None	None	None	Over $100,000
James P. Conn	None	None	None	Over $100,000
Jerome J. Klingenberger	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Sean Lowry	Over $100,000	None	None	Over $100,000
Michael J. Melarkey	$10,001-$50,000	$10,001-$50,000	None	Over $100,000

No director, officer, or employee of the Distributor, the Adviser or an affiliated company receives any compensation from the Funds for serving as an officer or Director of the Company. Each Director is paid an annual fee of $10,000, $2,000 per Board meeting attended in person and $500 per Board meeting attended by telephone. Each member of the Audit Committee is paid $1,000 per Audit Committee meeting attended in person and the Chairman of the Audit Committee receives an annual fee of $25,000.

Regular Board meetings are held quarterly. Directors do not receive any pension or retirement plan benefits from the Company. The table below shows the compensation the Company paid to each Director for the fiscal year ended September 30, 2024.

Name of Director	Aggregate Compensation from the Funds(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex(2) Paid to Directors
Independent Directors
Laura D. Alter	$20,000	None	None	$20,000	(3)*
Anthony S. Colavita	$19,000	None	None	$164,875	(23)
James P. Conn	$18,000	None	None	$279,500	(23)
Jerome J. Klingenberger	$45,000	None	None	$45,000	(3)
Sean Lowry	$18,000	None	None	$18,000	(3)
Michael J. Melarkey	$18,000	None	None	$189,000	(24)

Interested Directors
Nicholas F. Galluccio	None	None	None	None
Kevin M. Keeley	None	None	None	None

*	The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same “fund complex” as the Company because they have common or affiliated investment advisers.
(1)	“Aggregate compensation from the Funds” includes fees and amounts deferred, if any, under the Deferred Compensation Plan for Independent Directors (the “Deferred Compensation Plan”).
(2)	The “Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Company because they have common or affiliated investment advisers.

Officers and Directors of the Funds do not pay sales loads on purchases of Funds shares. The Company believes the waiver of sales loads for those people is appropriate because the Distributor does not incur any costs related to selling shares to them, nor does it keep them advised of Funds’ activity or performance. In addition, the Company believes that the waiver of sales load will encourage their ownership of the Funds’ shares, which the Company believes is desirable.

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INVESTMENT ADVISER

INVESTMENT ADVISER

The Funds’ Adviser, Keeley-Teton Advisors, LLC, 141 W. Jackson Blvd., Suite 2150, Chicago, IL 60604, was organized as a Delaware limited liability company on October 14, 2016. Keeley-Teton is a wholly owned subsidiary of Teton Advisors, Inc., which is thereby deemed to “control” Keeley-Teton. Teton (previously known as Gabelli Advisers, Inc.), is a Delaware corporation organized in 1994. As of September 30, 2024, the Adviser had $1.06 billion in assets under management.

Directly and through its third-party intermediaries, Teton Advisors, LLC, a wholly owned subsidiary of Teton Advisors, Inc, offers funds and separately managed accounts to individuals and institutions. Teton provides advisory services to four mutual funds in the Teton Westwood fund complex. As of September 30, 2024, Teton Advisors, Inc. had approximately $1.4 billion in assets under management. Teton is located at 189 Mason Street, Greenwich, CT 06830.

The investment advisory agreement between the Company and the Adviser on behalf of each Fund dated February 28, 2017 (the “Advisory Agreement”), as amended, must be approved annually by the Board or by vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act). Each annual continuation of the Advisory Agreement also must be approved by the vote of a majority of the Company’s directors who are not interested persons of the Company, as defined under the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, the Adviser is responsible for administering each Fund’s affairs and supervising the investment programs and must do so in accordance with applicable laws and regulations. The Adviser also furnishes the Board with periodic reports on each Fund’s investment performance. The Advisory Agreement also provides that the Adviser shall not be liable to any Fund or its shareholders from, or as a consequence of, any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to the Advisory Agreement, except by willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

ADVISORY FEES

For its services as investment adviser of each of Small Cap Dividend Value Fund and Small-Mid Cap Value Fund, the Adviser receives a monthly fee at the following annual rates:

Amount of average daily net assets	Fee Rate
Up to first $350 million	1.00%
Between $350 million and $700 million	0.90%
More than $700 million	0.80%

For its services as investment adviser of Mid Cap Dividend Value Fund, the Adviser receives a monthly fee at the following annual rates:

Amount of average daily net assets	Fee Rate
Up to first $700 million	0.90%
More than $700 million	0.80%

For the purpose of calculating the advisory fees, the net assets of the Funds will not be considered in the aggregate. For Small-Mid Cap Value Fund, the Adviser has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. For Small Cap Dividend Value Fund, the Adviser has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.29% for Class A Shares and 1.04% for Class I Shares. For Mid Cap Dividend Value Fund, the Adviser has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.20% for Class A Shares and 0.95% for Class I Shares. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of a Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The Adviser will only be entitled to recoup such amounts for a period of three years following any such waiver or reimbursement.

The waivers exclude expenses related to taxes, interest charges, dividend expenses incurred on securities that a Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of the Funds’ portfolio securities. The waivers for all the Funds are in effect through February 28, 2026.

The table below sets forth, for the fiscal years ended September 30, 2024, September 30, 2023 and September 30, 2022, the advisory fees accrued by each Fund:

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	Fiscal Periods Ended September 30,
Name of Fund	2024	2023	2022
Small Cap Dividend Value Fund	$2,798,440	$3,021,928	$3,539,988
Small-Mid Cap Value Fund	$290,002	$297,695	$397,988
Mid Cap Dividend Value Fund	$1,076,412	$1,060,852	$1,165,086

Pursuant to an expense cap reimbursement agreement in place between the Adviser and the Funds, for the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022, the Adviser reimbursed the following amounts to the Funds:

	Fiscal Periods Ended September 30,
Name of Fund	2024	2023	2022
Small Cap Dividend Value Fund	$(579,265)	$645,723	$676,027
Small-Mid Cap Value Fund	$(117,978)	$118,809	$120,296
Mid Cap Dividend Value Fund	$(247,362)	$248,028	$252,425

At a Board meeting held on August 21, 2024, the Board approved the continuation of the Advisory Agreement for each Fund with the Adviser. A discussion regarding the basis of the Board’s approval of the Advisory Agreement, as well as the material factors considered by the Board, is available in the Funds’ Form N-CSR for the fiscal year ended September 30, 2024.

PORTFOLIO MANAGERS

Thomas E. Browne, Jr. is the Lead Portfolio Manager of Small Cap Dividend Value Fund, Mid Cap Dividend Value Fund, and Small-Mid Cap Value Fund. Mr. Browne managed 125 other accounts, with assets of approximately $541 million as of September 30, 2024. None of the accounts managed by Mr. Browne provide for a performance-based fee.

Brian P. Leonard is a Portfolio Manager of Small Cap Dividend Value Fund, Small-Mid Cap Value Fund and Mid Cap Dividend Value Fund. Mr. Leonard managed 125 other accounts with assets of approximately $541 million as of September 30, 2024. None of the accounts managed by Mr. Leonard provide for a performance-based fee.

Nicholas F. Galluccio is a Portfolio Manager of Small-Mid Cap Value Fund and an associate portfolio manager on Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund. Mr. Galluccio managed 13 other accounts, with assets of approximately $354 million as of September 30, 2024. None of the accounts managed by Mr. Galluccio provided a performance-based fee.

Scott R. Butler is a Portfolio Manager of Small-Mid Cap Value Fund and an associate portfolio manager on Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund. Mr. Butler managed 13 other accounts, with assets of approximately $354 million as of September 30, 2024. None of the accounts managed by Mr. Butler provided a performance-based fee.

Hendi Susanto is a Portfolio Manager of Small-Mid Cap Value Fund and an associate portfolio manager on Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund. Mr. Susanto managed 23 other accounts, with assets of approximately $7.1 billion as of September 30, 2024. None of the accounts managed by Mr. Susanto provided a performance-based fee.

Macrae Sykes is a Portfolio Manager of Small-Mid Cap Value Fund and an associate portfolio manager on Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund. Mr. Sykes managed 27 other accounts, with assets of approximately $2.1 billion as of September 30, 2024. None of the accounts managed by Mr. Sykes provided a performance-based fee.

Brian Sponheimer is a Portfolio Manager of Small-Mid Cap Value Fund and an associate portfolio manager on Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund. Mr. Sponheimer managed 11 other accounts, with assets of approximately $4.6 billion as of September 30, 2024. None of the accounts managed by Mr. Sponheimer provided a performance-based fee.

The Funds use the same investment strategy, but focus on different issuers:

●	Small Cap Dividend Value Fund concentrates on small cap stocks (i) with attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow, (ii) that pay a small dividend, but could grow their dividend over the next few years, and/or (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program;

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●	Small-Mid Cap Value Fund concentrates on small cap and mid cap stocks; and

●	Mid Cap Dividend Value Fund concentrates on mid cap stocks (i) with attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow, (ii) that pay a small dividend, but could grow their dividend over the next few years, or (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

A conflict will arise if a portfolio manager decides to sell a security that any of the Funds holds or if a portfolio manager decides to purchase a security for a Fund at the same time that such security is to be purchased or sold by another Fund, other pooled investment vehicles and other individual accounts and there is not sufficient trading volume to permit the fill of all of the orders at the same time without affecting the price. Such action could have an effect on the price of the securities and could potentially result in a Fund paying more (with respect to a purchase) or receiving less (with respect to a sale) than might otherwise be the case if only that Fund were purchasing or selling that security. Historically, when a Fund and any of those other accounts purchased or sold the same security on the same day, the Funds received the best price or the same price, and if possible, the transactions were averaged. If it is not possible to fill all of the orders for the same security for each of the Funds and the other accounts managed by the Adviser, the securities purchased or sold will be allocated among the purchasers or sellers proportionate to the number of shares that each requested to purchase or sell.

All portfolio managers receive a fixed annual salary and are eligible for a discretionary year-end bonus, as determined by the senior management team. The discretionary bonus compensation is tied to a multitude of factors, including a subjective review of each portfolio manager’s performance and the overall performance of the Adviser. This subjective review includes each manager’s performance versus their peer groups and benchmark indices.

As of December 31, 2024, Mr. Browne beneficially owned $501,000-$1 million in Small Cap Dividend Value Fund, $100,001-$500,000 in Small-Mid Cap Value Fund and $501,000-$1 million in Mid Cap Dividend Value Fund. Mr. Leonard beneficially owned $100,001-$500,000 in Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund and did not beneficially own any shares in Small-Mid Cap Value Fund. Mr. Butler beneficially owned $50,00-$100,000 in Small Cap Dividend Value Fund, Mid Cap Dividend Value Fund and Small-Mid Cap Value Fund. As of December 31, 2024 Mr. Galluccio and Mr. Butler did not beneficially own any shares of the Funds.

Compensation Structure for Portfolio Managers

The compensation of portfolio managers is structured to enable the Advisers to attract and retain highly qualified professionals in a competitive environment. The portfolio managers of the Funds receive a compensation package that includes a base salary or minimum draw, a cash bonus, incentive based variable compensation, both cash and equity via awards of stock options and restricted stock. Variable equity compensation is determined based on an evaluation of quantitative and qualitative performance evaluation criteria including contribution to the firm and the integrity to each Adviser’s disciplined process, how investment ideas are generated and perform on their own merit, on an absolute basis and relative to their benchmarks and peer groups. Compensation is viewed with a long-term time horizon. Contribution to the overall investment process is an important consideration. Leveraging ideas and investment insights collaboratively from across the firm’s investment platform and resources; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of long-term success and are generally taken into consideration. Cash incentive based variable compensation is based on a percentage of net revenues received by the Advisers for managing the Funds to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than each portfolio manager’s compensation) allocable to the Funds. Additionally, portfolio managers receive similar incentive based variable cash compensation for managing other accounts based on gross revenues. These methods of compensation are based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity.

ADMINISTRATION AND FUND ACCOUNTING SERVICES

Gabelli Funds, One Corporate Center, Rye, NY 10580-1422, is the Funds’ administrator and accountant and an affiliate of the Adviser. The Administrator assists in preparing and filing the Funds’ federal and state tax returns and required tax filings (other than those required to be made by the Funds’ custodian or transfer agent); participates in the preparation of the Funds’ registration statement, proxy statements and reports; prepares state securities law compliance filings; oversees the Funds’ fidelity insurance relationships; compiles data for and prepares notices to the SEC; prepares the Funds’ annual and semi-annual reports to the SEC and current shareholders; monitors the Funds’ expense accounts, the Funds’ status as regulated investment companies under Subchapter M of the Code, the Funds’ arrangements with respect to services provided pursuant to the Funds’ Distribution Plan, compliance with each Fund’s investment policies and restrictions; and generally assists in the Funds’ administrative operations.

The Administrator furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the administration agreement.

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The Administrator, at its own expense and without reimbursement from the Funds has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc., which is located at 301 Bellevue Parkway, Wilmington, DE 19809-3705. Under the sub-administration agreement, the Sub-Administrator generally provides all administrative services that may be required for the ongoing operation of the Funds in a manner consistent with the requirements of 1940 Act. The Sub-Administrator’s fee is paid by the Administrator and will result in no additional expenses to the Funds.

The services of the Administrator and Sub-Administrator also include: maintaining portfolio records; obtaining prices for portfolio positions; determining gains/losses on security sales; calculating expense accrual amounts; recording payments for each Fund’s expenses; accounting for fund share purchases, sales, exchanges, transfers, dividend reinvestments and other fund share activity; maintaining a general ledger for the Funds; determining the NAV of each Fund; calculating NAV per share and maintaining tax accounting records for the investment portfolio.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

CUSTODIAN

State Street Bank and Trust Company, 1 Iron Street, Boston, MA 02110-1641, is the custodian for the Funds. The Custodian is responsible for: holding all securities and cash of the Funds; receiving and paying for securities purchased; delivering against payment for securities sold; receiving and collecting income from investments; making all payments covering expenses of the Funds; and performing other administrative duties, all as directed by authorized persons of the Funds. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

SS&C Global Investor & Distribution Solutions, Inc., which is located at 2000 Crown Colony Drive, Quincy, MA 02169-0953, acts as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent’s services include printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists and proxy expenses. These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between the Transfer Agent and the Funds and with the approval of the Board.

The Transfer Agent receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same fund complex; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with each Fund and monitors the total number of shares sold in each state.

NET ASSET VALUE

For purposes of computing the NAV of a share of a Fund, securities listed on an exchange or quoted on a national market system are valued at the last sales price at the time of valuation or, if there are no reported sales on that day, at the most recent bid quotations. Securities traded on only the OTC markets are valued on the basis of closing OTC bid prices when there is no last sale price available. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board pursuant to Rule 2a-5. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company; (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipts securities at the close of U.S. exchanges; and (iii) evaluation of any other information that could be indicative of the value of the security. Additional information on fair valuation is provided in the Funds’ prospectus under “Pricing of Fund Shares.”

A Fund’s NAV will not be determined on any day on which the NYSE is not open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The Company has elected to be governed by Rule 18f-1 under the 1940 Act. As a result of this election, the Funds must redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Redemptions in excess of those above amounts normally will be paid in cash but may be paid wholly or partly by a distribution of Fund portfolio securities.

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Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account. Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.

PURCHASES AND REDEMPTION OF SHARES

For information on purchase and redemption of shares, see “How to Buy, Sell and Exchange Shares” in the Funds’ Prospectus. Each Fund may suspend the right of redemption of shares of the Fund for any period: (i) during which the NYSE is closed other than customary weekend and holiday closing or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (iii) as the SEC may, by order, permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

SALES AT NET ASSET VALUE

CLASS A SHARES

Only certain sales of Class A Shares are made at NAV, meaning they are not subject to a sales charge. This is because certain investor and intermediary transactions involve little or no expense. The investors who may be able to purchase Class A Shares without paying an initial sales charge generally are as follows:

●	Group employer-sponsored retirement and deferred compensation plans and group employer sponsored employee benefit plans (including health savings accounts) and trusts used to fund those plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH plans, individual 401(k) plans and individual 403(b) plans, as well as shares held in commission- based broker-dealer accounts, do not qualify under this waiver.

●	Non-dealer assisted (or assisted only by the Distributor) purchases by bank or trust company in a single account where such bank or trust company is named as the trustee.

●	Non-dealer assisted (or assisted only by the Distributor) purchase by banks, insurance companies, insurance company separate accounts and other institutional purchasers.

●	A registered investment adviser purchasing shares on behalf of a client or on his or her own behalf through an intermediary service institution offering a separate and established program for registered investment advisers and notifying the Funds and Distributor of such arrangement.

●	Fee-based account clients of registered investment advisers.

●	Sales through a broker-dealer to its customer under an arrangement in which the customer pays the broker-dealer a fee based on the value of the account, in lieu of transaction based brokerage.

●	Sales to broker-dealers who conduct their business with their customers principally through the Internet and do not have registered representatives who actively solicit those customers to purchase securities, including shares of the Funds.

●	Any current or retired Officer, Director or employee of the Funds, Adviser, Distributor or any affiliated company thereof. This shall also apply to their immediate family members.

●	Registered representatives, their spouses and minor children, and employees of dealer firms that have a distribution agreement with the Distributor.

●	Employees of the Administrator and counsel to the Funds.

●	Consultants and their employees who provide consulting services to the Adviser of the Funds.

●	Reinvestment of dividends and distributions received from a Fund by a current shareholder.

●	Shares exchanged in accordance with the Funds’ exchange privilege.

The minimum initial investment for Class A Shares is $2,500, and the minimum for additional investments is $50. Each minimum is subject to change at any time. The Distributor may waive the sales charge in certain other limited instances where it perceives there to be little or no expense associated with the share purchase. Please check with the Distributor whether you qualify for investment in Class A Shares at NAV.

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CLASS I SHARES

All sales of Class I Shares are made at NAV, meaning they are not subject to a sales charge. In addition, Class I Shares are not subject to the 12b-1 Plan, which results in a lower overall expense ratio than Class A Shares. The minimum initial investment for Class I Shares is $1 million, and the minimum for additional investments is $10,000. Each minimum is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class I Share accounts and may waive the minimum amount for additional investments to certain Class I Share accounts.

Institutional Class Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Please check with the Distributor to confirm whether you qualify for investment in Class I Shares.

EXCHANGE PRIVILEGE

Investors may exchange some or all of their Fund shares between identically registered accounts of the Funds or other funds managed by the Adviser’s affiliates. The minimum exchange amount between is $250. For exchange purposes, you may exchange shares of any fund managed by the Adviser or its affiliates for shares of another such fund; however, you may only exchange between share classes if you meet the investment minimum for the share class into which you are exchanging. An investor is limited to four exchanges in each 12-month period. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms.

The exchange privilege will not be available if the proceeds from a redemption of shares of the Funds are paid directly to the investor or at his or her discretion to any persons other than the Funds. The exchange privilege may be terminated by any Fund at any time.

For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will be treated in the same manner as a sale or exchange and will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed. If a capital loss is realized, the deductibility of such loss may be subject to limitations under the tax law. Such a redemption also may be taxed under state and local tax laws, which may differ from the Code.

TAXATION

Set forth below is a discussion of certain federal income tax considerations concerning the Funds and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a shareholder who is a U.S. person, as defined for federal tax purposes, and that you hold your shares as capital assets. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities existing as of the date of this SAI, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

TAXATION OF A FUND

Each Fund has elected to be, and intends to continue to qualify annually to be treated as, a regulated investment company under Subchapter M of the Code.

To qualify for the favorable federal income tax treatment accorded to regulated investment companies, a Fund must, among other things:

(a) Income Requirement – derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or such currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code;

(b) Diversification Requirement – diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of a Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers (other than the securities of other regulated investment companies) that a Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and are engaged in the same, similar or related trades or businesses, or one or more qualified publicly traded partnerships; and

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(c) Distribution Requirement – distribute at least the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income, if any, in each year.

As a regulated investment company, a Fund will not be subject to federal income tax on its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders. If a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the retained amount, except as described in the following paragraph.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if such income were distributed to its shareholders). In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as ordinary income to the extent of the Fund’s current accumulated earnings and profits. Such distributions may be treated as “qualified dividend income” to non-corporate shareholders (and thus subject to federal income tax at the 20% federal rate for net capital gain, as described in the Prospectus). In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for treatment as a regulated investment company.

If a Fund retains any net capital gain, it may report the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to federal income tax, (i) will be required to include in gross income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For those purposes, the tax basis in shares owned by a shareholder will be increased by an amount equal to the difference between the amount of undistributed net capital gain so included and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Dividends and capital gain distributions are generally taxable to shareholders when received. However, a distribution will be treated as paid on December 31 if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following year. Such distributions thus will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year (unless an election is made by the Fund with a November or December year end to use the Fund’s fiscal year), and (3) any ordinary income and net capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, each Fund intends to make timely distributions in accordance with the foregoing.

DISTRIBUTIONS

Dividends paid out of a Fund’s investment company taxable income generally will be taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any distributions in excess of a shareholder’s tax basis in his shares will be treated as gain from the sale of his shares.

Part of each Fund’s dividend distributions may constitute qualified dividend income and/or be eligible for corporate dividends-received deduction, which are eligible for taxation at a reduced rate. A dividend a Fund receives will constitute qualified dividend income to it (and thus to its shareholders when distributed to them) if it holds the stock associated with the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property.

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Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a basis in each such share equal to the fair market value of a share of the Fund on the investment date.

Shareholders will be notified annually as to the federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares. A Fund may make taxable distributions even during a period in which the Fund’s share price has declined. No assurance can be made that a Fund will make sufficient distributions to avoid all taxes in every period.

For a description of the Funds’ distribution policies, see “Distributions and Taxes” in the Funds’ Prospectus.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of a Fund that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss that will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum federal long-term capital gain tax rate for individual shareholders is 20%, as described in the Funds’ prospectus.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares. Capital losses are subject to other limitations on deductibility. You should consult your tax advisor.

NATURE OF FUNDS’ INVESTMENTS

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends-received deduction, (ii) convert lower taxed long-term capital gain or qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, or (vii) produce income that will not be qualifying income to qualify as a regulated investment company under the Code.

Each Fund may make certain tax elections in order to mitigate the effect of these provisions. The Funds’ investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

NON-U.S. TAXES

Since the Funds may invest in non-U.S. securities, their income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund’s dividends but will still be included in your taxable income. However, if a Fund qualifies for, and makes, a special election, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund.

PASSIVE FOREIGN INVESTMENT COMPANY

If a Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each taxable year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund annually would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a taxable year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement applicable to regulated

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investment companies and would be taken into account for purposes of the nondeductible 4% excise tax (described above). Dividends paid by a Fund attributable to income and gains from PFICs will not be treated as qualified dividend income.

CURRENCY FLUCTUATIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of a Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Funds may invest in preferred securities, convertible securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to re-characterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

A Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The federal backup withholding percentage is currently 24%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

REGULATIONS ON “REPORTABLE TRANSACTIONS”

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BASIS REPORTING

The Funds are required to report to the Internal Revenue Service and furnish to Fund shareholders detailed basis and holding period information for Fund shares acquired on or after January 1, 2012 (“covered shares”). These requirements do not apply to investments

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through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder redeems covered shares, the Funds will report the account basis in such covered shares to the Internal Revenue Service and to the shareholder on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Each Fund’s default basis calculation methodology will be the average cost of all covered shares. Shareholders will be able to elect to use another Internal Revenue Service-accepted basis calculation method via the Keeley Funds website, www.keeleyfunds.com, or by notifying the Funds’ transfer agent in writing. The elected basis (or the default basis) method for each sale of Fund shares may not be changed following the settlement date of each such sale of Fund shares.

Shareholders hold Fund shares through a broker-dealer (or another nominee) should contact that broker-dealer (nominee) with respect to the reporting of basis and available elections for their account.

Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method they should elect.

NON-U.S. INVESTORS

Fund shares generally are not sold outside the United States. However, non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

FOREIGN ACCOUNT TAX COMPLIANCE ACT (“FATCA”)

Under FATCA, foreign financial institutions (“FFIs”) and non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on certain income dividends a Fund pays. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on gross proceeds from the sale or disposition of Fund shares or on certain capital gains distributions. FATCA withholding tax generally can be avoided (a) by FFIs if they report certain information regarding direct and indirect ownership of financial accounts that U.S. persons hold with the FFI, and (b) by NFFEs that certify their status as such and, in certain circumstances, information regarding substantial U.S. owners. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. A Fund will not pay additional amounts to compensate for any FATCA withholding that may be applicable. You should consult your tax advisor as to the impact of these requirements on your investment in a Fund.

OTHER TAXES

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally included dividends and capital gain distributions a Fund pays and net gains realized on redemptions and exchanges of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married individuals filing jointly and $200,000 for single taxpayers) This tax is in addition to any other taxes due on income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this tax may have on their investment in Fund shares.

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

DISTRIBUTION OF SHARES

The Distributor, G.distributors, LLC, is a Delaware limited liability company, which is a wholly owned subsidiary of GAMCO Investors, Inc. Its principal offices are located at One Corporate Center, Rye, NY 10580-1422. G.distributors, LLC, acts as the principal underwriter for the Funds pursuant to a Distribution Agreement between the Company and the Distributor. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of FINRA.

The Distribution Agreement provides that the Distributor, as an agent of the Funds, will use its best efforts to distribute the shares of the Funds on a continuous basis and will receive commissions on such sales as described in the Prospectus under “How Shares are Priced.” Expenses normally attributable to the sale of Fund shares which are not paid by the Funds are paid by the Distributor. The Distributor may receive brokerage commissions for executing portfolio transactions for a Fund. The Distributor may enter into selling agreements with registered broker-dealers to assist in the distribution effort, pursuant to which the Distributor may re-allow the sales charge to such broker-dealers. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge. The Distributor also may compensate these entities out of the distribution fees received from each Fund.

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Set forth below is the amount of underwriting commissions that the Distributor received for the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022, pursuant to the Company’s underwriting agreement.

Year	Front End Sales Charges	Redemption Charges	Total
2024	$621	None	$621
2023	$5,775	None	$5,775
2022	$4,655	None	$4,655

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN

For Class A Shares, the Company has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan was adopted anticipating that the Funds will benefit from the Plan through increased future sales of shares of the Funds, eventually reducing the Funds’ expense ratios and providing an asset size that will allow the Adviser greater flexibility in management. For any Fund, the Plan may be terminated at any time by a vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of that Fund. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires the approval of the shareholders and the Board, including the Rule 12b-1 Directors.

Pursuant to the Plan, each Fund will pay directly the Distributor a 12b-1 distribution fee equal to the amounts specified in the Funds’ Prospectus. These fees will be used to pay for costs and expenses incurred in connection with distributing and marketing shares of each Fund. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Funds may finance without a distribution plan, the Funds may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Company will be committed to the discretion of the Directors of the Company who are not interested persons of a Fund. The Board must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

The table below sets forth the amounts paid under the Plan on Class A shares and the amount thereof retained by the Distributor for the fiscal year ended September 30, 2024.

Fund	Amount Paid Under Plan	Amount Retained by Distributor
Small Cap Dividend Value Fund	$408,855	$298
Small-Mid Cap Value Fund	$27,581	$299
Mid Cap Dividend Value Fund	$33,466	$24

Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of a Fund’s average daily net assets) are paid to the Distributor in connection with its services as distributor. Payments, if any, are accrued daily and are paid monthly and are based on reports submitted by the Distributor to each Fund which sets forth all amounts expended by the Distributor pursuant to the Plan. Under no circumstances will a Fund pay a fee, pursuant to the Plan, the effect of which would be to exceed the FINRA limitations on asset-based compensation described below.

FINRA has rules that may limit the extent to which a Fund may make payments under the Plan. Although FINRA’s rules do not apply to the Funds directly, the rules apply to members of FINRA such as the Distributor and prohibit them from offering or selling shares of a Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed FINRA’s limitations.

The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap. The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset-based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

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Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of a Fund’s so-called “remaining amount.” The remaining amount is the amount to which a Fund’s total sales charges are subject for purposes of ensuring compliance with the FINRA limits. A Fund’s remaining amount is generally calculated by multiplying the Fund’s new sales by its appropriate FINRA maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund’s sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund’s remaining amount increases with new sales of the Fund (because the Fund’s front-end sales charge is less than the applicable FINRA maximum) and decreases as the 12b-1 charges are accrued. The FINRA rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If a Fund’s remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. A Fund’s remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

SHAREHOLDER SERVICING ARRANGEMENTS

The Company has retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Company pays the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board, including the vote of a majority of the Independent Directors.

Set forth below are the payments that the Adviser, as the Company’s shareholder servicing agent, received from the Funds under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2024.

Fund	Shareholder Servicing Fees Paid to the Adviser
Small Cap Dividend Value Fund	$256,551
Small-Mid Cap Value Fund	$33,521
Mid Cap Dividend Value Fund	$83,335

PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TRANSACTIONS

The Adviser has discretion to select brokers and dealers to execute portfolio transactions on behalf of the Funds and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to select the best combination of price and execution for each Fund. When executing transactions, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Funds in the OTC market may be executed with primary market makers acting as principal except where the Adviser believes that better prices and execution may be obtained elsewhere. The Adviser will not allocate brokerage on the basis of the sale of Fund shares; however, the Adviser may allocate brokerage to broker- dealers who have sold shares of a Fund, but any such allocation will be based on price and execution, and not the sale of a Fund shares. In accordance with the provisions of Rule 12b-1(h), each Fund has implemented and the Board of the Funds has approved policies and procedures reasonably designed to prevent the use of brokerage on Fund securities transactions to promote or sell shares of a Fund.

BROKERAGE

In selecting brokers or dealers to execute particular transactions and in evaluating the best price and execution available, the Adviser is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine a Fund’s asset value, and other information provided to each Fund, or the Adviser. The Adviser is authorized to cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which the Adviser has investment discretion. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Funds’ investment portfolios. In some cases, the information, (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of

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information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

The Adviser is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by each Fund. However, the Board recognizes that it is important that the Adviser, in performing its responsibilities for the Funds, continues to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions. The Adviser believes that it is in the interest of the Funds to consider the value of the information received for use in advising the Funds when compensating brokers for their services. The extent to which such information may reduce the expenses of the Adviser’s management services to the Funds is not determinable. In addition, the Board understands that other clients of the Adviser also might benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Adviser in performing services for others.

Although investment decisions for each Fund are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, to the extent the Adviser is able to do so, the transactions will be allocated as to amount and price in a manner considered equitable to each. There may be circumstances under which, if orders are not placed with or through the same broker or executed in the same market, such allocation will not be possible. In those cases, each client will receive the price on its individual order, and a Fund may therefore have higher or lower prices for securities purchased or sold on the same day by the Adviser for other clients.

The Distributor became the distributor of the Funds on February 28, 2017. The following paragraphs provide information for the Company’s past three fiscal years, ended September 30, 2024, September 30, 2023, and September 30, 2022, regarding brokerage commissions paid to the Distributor. That information includes: (i) the total amount of brokerage commissions that each Fund paid to brokers other than the Distributor; (ii) the market value of the transactions on which those brokerage commissions were based; (iii) the total amount of brokerage commissions that each Fund paid to the Distributor; and (iv) the total market value of the transactions on which the brokerage commissions paid to the Distributor were based. Those paragraphs also provide information on the percentage of brokerage commissions that each Fund paid during the year that were paid to the Distributor.

For the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022, Small Cap Dividend Value Fund paid to brokers, other than the Distributor, brokerage commissions totaling $245,147, $269,296 and $279,233, respectively, on transactions having a total market value of $151,859,699, $161,796,367 and $224,453,003, respectively. For the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022, Small Cap Dividend Value Fund paid the Distributor brokerage commissions of $0 on transactions involving the payment of commissions having a total market value of $0. Of the brokerage commissions paid by Small Cap Dividend Value Fund for the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022, 0% were paid to the Distributor in connection with transactions involving securities with a market value equal to 0% of the total market value of securities on which Small Cap Dividend Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Small Cap Dividend Value Fund purchased securities directly from FINRA market makers on a principal basis. During the fiscal year ended September 30, 2024, Small Cap Dividend Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022, Small-Mid Cap Value Fund paid to brokers, other than the Distributor, brokerage commissions totaling $26,550, $25,820 and $38,384, respectively, on transactions having a total market value of $18,510,356, $16,660,382 and $34,879,672, respectively. For the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022, Small-Mid Cap Value Fund paid the Distributor brokerage commissions of $0, on transactions involving the payment of commissions having a total market value of $0. Of the brokerage commissions paid by Small-Mid Cap Value Fund for the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022, 0% were paid to the Distributor in connection with transactions involving securities with a market value equal to 0% of the total market value of securities on which Small-Mid Cap Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Small-Mid Cap Value Fund purchased securities directly from FINRA market makers on a principal basis. During the fiscal year ended September 30, 2024, Small-Mid Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2024, September 30, 2023, and September 30 2022, Mid Cap Dividend Value Fund paid to brokers, other than the Distributor, brokerage commissions totaling $32,118, $55,793 and $40,941, respectively, on transactions having a total market value of $39,301,803, $44,189,913 and $45,047,282, respectively. For the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022, Mid Cap Dividend Value Fund paid the Distributor brokerage commissions of $0, on transactions involving the payment of commissions having a total market value of $0. Of the brokerage commissions paid by Mid Cap Dividend Value Fund for the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022, 0% were paid to the Distributor in connection with transactions involving securities with a market value equal to 0% of the total market value of securities on which Mid Cap Dividend Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Mid Cap Dividend Value Fund purchased securities directly from FINRA market makers on a principal basis. During the fiscal year ended September 30, 2024, Mid Cap Dividend Value Fund did not acquire securities of its regular brokers or dealers or their parents.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For the purpose of this SAI “control” means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the 1940 Act, which has become final, that control exists.

As of January 1, 2025, the Directors and officers, as a group, beneficially owned in the aggregate the following percentage of the Funds’ equity securities:

●	11.2% of Small Cap Dividend Value Fund;

●	13.7% of Small-Mid Cap Value Fund;

●	42.7% of Mid Cap Dividend Value Fund; and

As of December 31, 2024, the following persons held of record more than 5% of the outstanding shares of the Funds:

Principal Shareholders – Small Cap Dividend Value Fund Class A Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Pershing Group LLC	N/A	15.65%	Record

Charles Schwab & Co., Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	12.74%	Record

Wells Fargo Clearing Services, LL Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	6.02%	Record

John Hancock Life Insurance Company 200 Berkeley Street, Floor 3 Boston, MA 02116-5023	N/A	N/A	5.19%	Record

Principal Shareholders – Small Cap Dividend Value Fund Class I Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	N/A	33.84%	Record

Kevin M. Keeley and affiliates Chicago, IL 60604	N/A	N/A	26.48%(a)	Beneficial

National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	N/A	N/A	18.66%	Record

UBS UM USA SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	N/A	N/A	12.41%	Record

Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	11.54%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Pershing Group LLC	N/A	5.51%	Record

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Principal Shareholders – Small-Mid Cap Value Fund Class A Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Pershing Group LLC	N/A	21.11%	Record

Serge J. Doyen 1 Riverview Street Essex, CT 06426-1022	N/A	N/A	11.51%	Beneficial

LPL Financial Omnibus Customer Account Attn: Lindsay O Toole 4707 Executive Drive San Diego, CA 92121-3091	N/A	N/A	11.39%	Record

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	N/A	N/A	8.47%	Record

Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	7.52%	Record

Charles Schwab & Co. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	N/A	5.56%	Record

Principal Shareholders – Small-Mid Cap Value Fund Class I Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	N/A	40.17%	Record

National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	N/A	N/A	23.36%	Record

LPL Financial Omnibus Customer Account Attn: Lindsay O Toole 4707 Executive Drive San Diego, CA 92121-3091	N/A	N/A	21.44%	Record

Kevin M. Keeley and affiliates Chicago, IL 60604	N/A	N/A	20.00%(a)	Beneficial

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Principal Shareholders – Mid Cap Dividend Value Fund Class A Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
UBS WM USA SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	N/A	N/A	19.17%	Record

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	N/A	N/A	10.16%	Record

Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	9.12%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Pershing Group LLC	N/A	8.95%	Record

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	N/A	N/A	6.46%	Record

Principal Shareholders – Mid Cap Dividend Value Fund Class I Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	52.19%	Record

Kevin M. Keeley and affiliates Chicago, IL 60604	N/A	N/A	46.98%(a)	Beneficial

National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	N/A	N/A	22.33%	Record

UBS WM USA SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	N/A	N/A	8.28%	Record

(a)	Includes shares of each Fund beneficially owned by Mr. Keeley as a result of his position as a controlling person of certain shareholders, portions of which are also included under Charles Schwab & Co.

PROXY VOTING

As the beneficial owner of the Funds’ securities, the Company, through its Board, has the right and the obligation to vote the Funds’ portfolio securities. The Board has delegated the voting power for the Funds’ securities to its investment adviser. The Adviser has adopted proxy voting policies and procedures for all of its clients, including the Funds. Those policies and procedures will govern each Fund’s voting of portfolio securities, except to the extent varied by the Company’s Policies and Procedures, in which case the Company’s policies and procedures will govern.

The Company’s Policies and Procedures are based on the following assumptions:

●	Voting rights have economic value.

●	There is a duty to cast an informed vote.

●	Funds securities must be voted in a way that benefits each Fund and its shareholders solely.

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The following is a summary of the manner in which the Company would normally expect to vote on certain matters that typically are included in the proxies that each Fund receives each year; however, each proxy needs to be considered separately, and the Company’s vote may vary depending upon the actual circumstances presented. The Adviser utilizes the services of a third-party, proxy voting adviser to analyze ballot initiatives and decide the manner in which it intends to vote. The Adviser will generally vote in-line with the third-party adviser’s recommendations, but may, at times, vote differently when it believes that such a vote is in the best interests of the client.

Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions. KFI will rely upon the Adviser’s analysis of management proposals, which it will make on a case-by-cases basis (e.g., election of Directors, ratification or selection of accountants, executive compensation, stock option plans, indemnification of Directors).

All other issues brought forth will be reviewed by the Adviser on a case-by-case basis with the sole aim of enhancing the value of each Fund’s assets.

Although the Adviser does not anticipate that proxy voting will generally present a conflict of interest between a Fund, on the one hand, and the person exercising the vote (the Adviser, the Distributor or affiliated persons of the Adviser or the Distributor), on the other, the Adviser recognizes that it is possible that a conflict of interest could arise. If the Adviser identifies a situation that it believes presents a conflict of interest, and if that situation requires a vote on a specific matter (e.g. an anti-takeover matter), as set forth above, then the proxy will be voted in accordance with the predetermined policy without regard to the conflict. If there is no predetermined policy, or if the policy requires management to exercise judgment, then (i) if the perceived conflict involves the person exercising voting judgment on behalf of a Fund but does not involve the Adviser, Distributor or any other person controlling those entities, the exercise of voting judgment will be made by another officer of the Fund who does not have the conflict; (ii) if there is no other officer of the Fund who does not have a perceived conflict or the conflict involves the Adviser, the Distributor or someone who controls either of them, the Adviser will seek approval of its vote from the Independent Directors (which approval need not be at a meeting but may be by separate telephone conferences, depending on the time available to vote); or (iii) the Adviser may retain an independent third party to make a determination as to the appropriate vote on the matter, and may cast the vote in accordance with the determination.

Every August the Company files with the SEC information regarding the voting by the Company of proxies for securities of each Fund for the 12-month period ending the preceding June 30th. Shareholders are able to view such filings on the SEC’s website at http://www.sec.gov. Shareholders also may obtain a copy of the Proxy Voting Policies and each Fund’s proxy voting record for the most recent 12-month period ended June 30, free of charge, by contacting the Company at 1-800-422-3554.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Funds. PwC provides audit services and tax return preparation services in connection with the Funds.

COUNSEL

Paul Hastings LLP, 200 Park Avenue, New York, NY 10166, serves as the Company’s legal counsel.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The Company’s Articles of Incorporation do not require that the Company hold annual or regular shareholder meetings. Shareholder meetings may be called by the Board and held at such times that the Directors, from time to time, determine for the purpose of the election of Directors or such other purposes as may be specified by the Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

The Company’s By-Laws contain procedures for the removal of Directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of a Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least one percent (1%) of the total

34

outstanding shares, whichever is less, shall apply to a Fund’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company with respect to a Fund; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements, including the Report of PwC, are incorporated herein by reference to the Funds’ Form N-CSR for the fiscal year ended September 30, 2024. The Funds’ Financial Statements are available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

35

KEELEY FUNDS, INC.

PART C:

OTHER INFORMATION

Item 28.	Exhibits:

a.1.	Articles of Amendment and Restatement of Keeley Funds, Inc. (the “Registrant”) dated June 9, 2005. (2)

a.2.	Articles Supplementary to the Articles of Incorporation dated June 6, 2006, creating Keeley All Cap Value Fund. (3)

a.3.	Certificate of Correction, dated August 13, 2007. (4)

a.4.	Articles of Amendment to the Articles of Incorporation dated December 20, 2007, designating Class A Shares of Keeley All Cap Value Fund. (5)

a.5.	Articles Supplementary to the Articles of Incorporation dated December 20, 2007, creating Keeley Small Cap Value Fund and designating Institutional Shares class. (5)

a.6.	Articles Supplementary to the Articles of Incorporation dated November 3, 2009, creating Keeley Small Cap Dividend Value Fund. (6)

a.7.	Articles Supplementary to the Articles of Incorporation dated June 20, 2011, creating Keeley Mid Cap Dividend Value Fund. (7)

b.	By-laws of the “Registrant. (1)

c.	Instruments Defining Rights of Security Holders.

(i) Articles of Amendment and Restatement dated June 9, 2005. (2)

(ii) By-Laws of the Registrant. (1)

d.1.	Investment Advisory Agreement by and between Registrant and Keeley-Teton Advisors, LLC, dated March 1, 2017. (9)

d.2.	Investment Advisory Agreement by and between Registrant and Keeley-Teton Advisors, LLC, dated October 1, 2018. (10)

d.3.	Operating Expenses Limitation Agreement between Registrant and Keeley-Teton Advisors, LLC, dated February 28, 2017. (9)

d.4.	Operating Expenses Limitation Agreement between Registrant and Keeley-Teton Advisors, LLC, dated October 1, 2018. (10)

e.	Distribution Agreement by and between Registrant and G.distributors, LLC, dated February 28, 2017. (9)

f.	None.

g.	Master Custodian Agreement by and between Keeley Mid Cap Dividend Value Fund, Keeley Small Cap Dividend Value Fund, Keeley Small Cap Value Fund, Keeley Small-Mid Cap Value Fund and State Street Bank and Trust Company dated October 1, 2018. (10)

h.1.	Transfer Agency and Service Agreement by and between Keeley Small Cap Value Fund, Keeley Small-Mid Cap Value Fund, Keeley Small Cap Dividend Value Fund, Keeley Mid Cap Dividend Value Fund and DST Asset Manager Solutions, Inc., dated October 5, 2018. (10)

h.2.	Fund Administration Servicing Agreement by and between Registrant and Gabelli Funds, LLC, dated October 1, 2018. (10)

h.3.	Shareholder Servicing Plan adopted by Registrant with respect to Keeley Small Cap Value Fund, Keeley Small-Mid Cap Value Fund, Keeley Small Cap Dividend Value Fund, Keeley Mid Cap Dividend Value Fund and Keeley All Cap Value Fund, dated February 28, 2017. (10)

h.4.	Power of Attorney dated January 22, 2018. (10)

i.1.	Opinion of Venable LLP relating to Keeley Small Cap Dividend Value Fund. (6)

i.2.	Opinion of Venable LLP relating to Keeley Mid Cap Dividend Value Fund. (7)

i.3.	Tax Opinion of Paul Hastings LLP, regarding the merger of Keeley All Cap Value Fund into Keeley Small-Mid Cap Value Fund. (10)

i.4.	Tax Opinion of Paul Hastings LLP, regarding the merger of Keeley Small Cap Value Fund into Keeley Small Cap Dividend Value Fund. (11)

i.5.	Consent of Paul Hastings LLP, Trust Counsel. (13)

j.	Consent of PricewaterhouseCoopers LLP. (13)

k.	None.

l.	Subscription Agreement by and between John L. Keeley, Jr., and Registrant, dated April 7, 2005. (1)

m.	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), adopted by each series of the Registrant, dated March 1, 2017. (9)

n.1.	Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act, on behalf of Keeley Small Cap Value Fund, adopted on May 17, 2007, as amended November 6, 2007. (5)

n.2.	Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act, adopted on May 17, 2007, as amended November 3, 2009. (6)

n.3.	Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act, adopted on May 17, 2007, as amended May 5, 2011. (7)

n.4.	Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act, adopted on May 17, 2007, as amended November 20, 2014. (8)

p.	Code of Ethics dated October 31, 2021. (12)

(1)	Incorporated by reference to Registrant’s previous filing of the Registration Statement on Form N-1A filed on April 28, 2005 (Accession No. 0000948221-05-000075).
(2)	Incorporated by reference to Registrant’s previous filing of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 22, 2005 (Accession No. 0000948221-05-000115).
(3)	Incorporated by reference to Registrant’s previous filing of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on June 1, 2007 (Accession No. 0000894189-07-001644).
(4)	Incorporated by reference to Registrant’s previous filing of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on August 14, 2007 (Accession No. 0001206774-07-002002).
(5)	Incorporated by reference to Registrant’s previous filing of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on December 21, 2007 (Accession No. 0001206774-07-002961).
(6)	Incorporated by reference to Registrant’s previous filing of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on November 5, 2009 (Accession No. 0001104659-09-063006).
(7)	Incorporated by reference to Registrant’s previous filing of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on September 27, 2011 (Accession No. 0000950123-11-087063).
(8)	Incorporated by reference to Registrant’s previous filing of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on December 31, 2014 (Accession No. 0001193125-14-457811).
(9)	Incorporated by reference to Registrant’s previous filing of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on January 25, 2018 (Accession No. 0000894189-18-000370).
(10)	Incorporated by reference to Registrant’s previous filing of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed on January 28, 2019 (Accession No. 0001193125-19-018698).
(11)	Incorporated by reference to Registrant’s previous filing of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on January 28, 2020 (Accession No. 0001193125-20-017052).
(12)	Incorporated by reference to Registrant’s previous filing of Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A filed on January 26, 2023 (Accession No. 0001193125-23-017941).
(13)	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

The Registrant does not consider that there are any persons directly or indirectly controlled by, or under common control with, the registrant within the meaning of this item. The information in the Statement of Additional Information under the captions “Management of the Fund” and “Investment Adviser” is incorporated by reference.

Item 30.	Indemnification

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Ten of the Charter of the registrant provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act of 1940, this provision of the charter shall not protect any person against any liability to the registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will submit to a court of appropriate jurisdiction (unless, in the opinion of its counsel, the matter has been settled by controlling precedent) the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

The information in the Statement of Additional Information under the caption “Management of the Funds” is incorporated by reference. Keeley-Teton Advisors, LLC has not at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.

Item 32.	Principal Underwriter

(a)	G.distributors, LLC serves as the Funds’ Distributor.

(b)	None.

(c)	None.

Item 33.	Location of Accounts and Records

Information on the physical possession of accounts, books and other documents is included in the Registrant’s filing on Form N-CEN filed with the Securities and Exchange Commission on December 13, 2024.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, KEELEY FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 49 to its Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 49 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 28th day of January, 2025.

KEELEY FUNDS, INC.

BY:	/s/ Kevin M. Keeley
Kevin M. Keeley
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 49 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

Laura D. Alter*	Director	January 28, 2025
Laura D. Alter

/s/ John C. Ball	Treasurer	January 28, 2025
John C. Ball	(Principal Financial and Accounting Officer)

Anthony S. Colavita*	Director	January 28, 2025
Anthony S. Colavita

James P. Conn*	Director	January 28, 2025
James P. Conn

Nicholas F. Galluccio*	Co-Chairman and Director	January 28, 2025
Nicholas F. Galluccio

/s/ Kevin M. Keeley	Co-Chairman, Director and President	January 28, 2025
Kevin M. Keeley	(Chief Executive Officer)

Jerome J. Klingenberger*	Director	January 28, 2025
Jerome J. Klingenberger

Sean Lowry*	Director	January 28, 2025
Sean Lowry

Michael J. Melarkey*	Director	January 28, 2025
Michael J. Melarkey

*By:	/s/ John C. Ball
John C. Ball

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
28(i)(5)	Consent of Paul Hastings LLP.
28(j)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.